As filed with the Securities and Exchange Commission on September 12, 2025

Securities Act File No. 333-286029

Investment Company Act File No. 811-24067

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No. 2	[ ]
Post Effective Amendment No.	[ ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No.	[ ]

RAYLIANT FUNDS TRUST

(Exact Name of Registrant as Specified in its Charter)

5140 Birch Street, Suite 300
Newport Beach, CA 92660

(Address of Principal Executive Office)

(626) 407-4581

(Registrant’s Telephone Number)

The Corporation Trust Company

Corporation Trust Center

New Castle County

Wilmington, DE 19801

(Name and address of agent for service)

Copies of communications to:

David B. Scott

Trustee

Rayliant Funds Trust

5140 Birch Street, Suite 300
Newport Beach, CA 92660

Andrew Davalla

Thompson Hine LLP

3900 Key Center, 127 Public Square

Cleveland, OH 44114

It is proposed that this filing will become effective:

[ ]	Immediately upon filing pursuant to paragraph (b)
[ ]	On (date) pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	On (date) pursuant to paragraph (a)(1)
[ ]	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Fund Name	Ticker Symbol (Exchange)
Rayliant-ChinaAMC Transformative China Tech ETF	CNQQ (Nasdaq)

A series of Rayliant Funds Trust

PROSPECTUS

September 15, 2025

www.funds.rayliant.com	phone: (866) 949-4945

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The Fund’s shares are each listed and traded on the Exchange listed above.

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TABLE OF CONTENTS

FUND SUMMARY – Rayliant-ChinaAMC Transformative China Tech ETF	1
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	13
Investment Objective	13
Principal Investment Strategies	13
Principal Investment Risks	14
Portfolio Holdings Disclosure	22
Cybersecurity	22
MANAGEMENT	23
Investment Adviser	23
Portfolio Managers	23
HOW SHARES ARE PRICED	24
HOW TO BUY AND SELL SHARES	25
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	26
DISTRIBUTION AND SERVICE PLAN	26
DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES	27
FUND SERVICE PROVIDERS	29
OTHER INFORMATION	29
FINANCIAL HIGHLIGHTS	30

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FUND SUMMARY – Rayliant-ChinaAMC Transformative China Tech ETF

Investment Objective: The Rayliant-ChinaAMC Transformative China Tech ETF (the “Fund”) seeks to track the investment results (before fees and expenses) of the Solactive ChinaAMC Transformative China Tech Index (the “Underlying Index”).

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses (1)	0.00%
Total Annual Fund Operating Expenses	0.75%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$77	$240

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund is a new fund and has no portfolio turnover information as of the date of this Prospectus.

Principal Investment Strategies:

The Fund generally will invest at least 80% of its total assets in securities that comprise the Underlying Index, as well as participatory notes that represent securities in the Underlying Index. The Fund may also use total return swaps on the performance of the Underlying Index. As discussed below, the Underlying Index is comprised of 300 companies from China or Hong Kong that engage in one of the following sectors: (1) Automotive and Transportation; (2) Commercial and Consumer Service Technology; (3) Electronics and Electrical Products; (4) Health Technology; (5) Industrial and Manufacturing Technology; or (6) Digital Technology and Software.

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Solactive AG (the “Index Provider”) compiles, maintains, and calculates the Underlying Index in accordance with its guidelines and mandated procedures. The Underlying Index is composed of issuers that fulfill all of the following requirements:

1.	Represent Chinese companies that, per the Index Provider, reflect comprehensive performance of China’s next generation emerging technology industries.

2.	Are constituents of the Solactive GBS China All Cap USD Index PR, or the Solactive GBS Hong Kong All Cap Index PR.

3.	Headquartered or incorporated in China or Hong Kong.

4.	Not subject to a U.S. sanctions program.

5.	Listed on one of the following exchanges
o	Hong Kong: HKEX
o	China Stock Connect: Shanghai and Shenzhen

6.	Have minimum average daily value traded of at least HKD 60,000,000 for current index constituents and HKD 120,000,000 for prospective index constituents over trailing 6 months period.

7.	Have total market capitalization of at least HKD 20,000,000,000 for current index constituents and HKD 25,000,000,000 for prospective index constituents.

8.	The first trade date of the security shall not be within the last six months.

9.	Must be classified in one of the following index categories:
o	Automotive and Transportation
o	Commercial and Consumer Service Technology
o	Electronics and Electrical Products
o	Health Technology
o	Industrial and Manufacturing Technology
o	Digital Technology and Software

10.	Should an eligible company have multiple share classes, the share class with the highest minimum average daily value traded over the trailing 6 months shall be eligible for inclusion.

The Underlying Index will then select the top 300 eligible constituents based on their total market capitalization ranked in descending order. The percentile ranks for each company are then calculated based on the average research & development expenditure and average research & development expenditure-to-revenue-ratio over the past three years. For companies whose percentile ranking is in the bottom 30% for average research & development expenditure ratio or average research & development expenditure-to-revenue ratio, the adjusted total market capitalization and adjusted free float market capitalization is calculated by multiplying each unadjusted measure by 0.5. The top 100 ranked securities are then selected for index inclusion, based on adjusted total market capitalization. Weighting for each constituent is determined using adjusted free float market capitalization. A weight cap is applied for each company by re-distributing any weight which is larger than 10% to the other index constituents proportionally in an iterative manner.

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The Underlying Index is reconstituted and rebalanced on a semi-annual basis.

“Transformative” refers to companies that are revolutionizing essential sectors through technological innovation. The Underlying Index seeks to include companies that reflect China’s next-generational emerging technological industries including commercial and consumer service technology, digital platforms, fintech, electronics and electrical products, industrial and manufacturing systems, smart vehicles and health technologies. These enterprises are advancing the global economy by pioneering breakthroughs in artificial intelligence, software, e-commerce, internet of things, smart hardware, automation, new energy and biotechnology. Through their innovations, they reshape industry landscapes, enhance productivity, and drive next-generation consumer and business experiences.

The Fund uses a “full replication” methodology to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in the same proportion as they are found in the Underlying Index.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and price of shares and performance.

The following describes the principal risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its investment objective.

China Investment Risk: Investments in issuers located in or operating within the Greater China region—which includes mainland China and Hong Kong — are subject to risks and considerations that may not be present in investments made in the United States or other developed markets. These risks include, but are not limited to, heightened governmental influence over economic and business activities, regulatory unpredictability, and legal uncertainties. The Chinese government has the authority to impose restrictions on foreign investments, enact policy changes with little or no notice, and exercise significant discretion over market access and capital flows. There is also a risk of nationalization, expropriation, or confiscation of assets, which could result in the loss of investments. Moreover, investors may face challenges in obtaining material financial and corporate information, initiating investigations, or pursuing legal action against Chinese companies. Enforcement of shareholder rights and legal remedies in Greater China may be limited or unavailable under existing legal frameworks. The potential for government-mandated economic reforms to be modified, reversed, or abandoned further exacerbates uncertainty for investors. Additionally, geopolitical risks, including military tensions, territorial disputes, and the possibility of war—whether internal or with other nations—could materially impact financial markets in the region. Public health crises, such as pandemics or other widespread health emergencies, may lead to government-imposed market closures, travel bans, quarantines, or other interventions that could negatively affect economic activity and market stability. Inflationary pressures, exchange rate volatility, fluctuations in interest rates, and broader macroeconomic instability may also have adverse effects on investment returns. China’s economic growth has been historically driven by export activity, making it particularly vulnerable to changes in global trade dynamics. The imposition or threat of tariffs, trade sanctions, capital controls, embargoes, or other protectionist measures—particularly in the context of trade disputes between China and the United States—could materially weaken the Chinese economy. Likewise, an economic downturn in China’s key trading partners, many of which are emerging markets, could negatively impact Chinese growth and, by extension, investments in the region. Furthermore, U.S. government actions, including the potential delisting of certain Chinese companies from U.S. exchanges or the imposition of additional restrictions on their operations, may negatively affect the value of such securities held by the Fund. Heightened regulatory scrutiny of Chinese issuers by U.S. authorities, including the Public Company Accounting Oversight Board (“PCAOB”), has resulted in challenges in inspecting audit work papers and practices of PCAOB-registered firms in China. This lack of transparency may further increase investment risks associated with Chinese securities, as the absence of independent audit oversight could raise concerns regarding the accuracy and reliability of financial statements. Investments in China may be particularly susceptible to economic disruptions in specific industries, including consumer discretionary (such as leisure, retail, gaming, and tourism), industrials, and commodities, which may experience heightened volatility in response to regulatory changes, economic slowdowns, or external shocks. Accordingly, investors should consider the potential impact of these risks when evaluating an investment in the Fund.

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The Fund may gain exposure to Chinese companies through a structure known as a Variable Interest Entity (“VIE”). VIEs are commonly used to enable foreign investors, including the Fund, to access Chinese companies operating in industries where direct foreign ownership is either restricted or prohibited under Chinese law. Investments made through a VIE structure do not confer direct equity ownership in the underlying Chinese operating company. Instead, such investments are facilitated through a shell company incorporated outside of China, which enters into a series of contractual agreements with the underlying operating company. These agreements are designed to grant the shell company certain rights over the operating company’s financial and operational affairs, including the ability to consolidate the VIE’s financial results into its own financial statements and to receive a portion of its economic benefits. However, investments in VIEs involve additional risks that may not be present in direct equity ownership. The enforceability of the contractual arrangements between the shell company and the underlying operating company is uncertain under Chinese law. These agreements may not provide the same level of control as direct ownership, and there is a risk that the underlying operating company, its management, or other interested parties could breach or seek to terminate the agreements with limited or no legal recourse available to foreign investors, including the Fund. Additionally, the Chinese government may determine that these contractual arrangements are invalid or in violation of Chinese law. While the VIE structure has been widely utilized and generally tolerated by Chinese regulators, it has not been formally codified into Chinese law, and its continued acceptance remains uncertain. If the Chinese government were to prohibit the use of VIE structures, modify existing regulations to restrict their use, or refuse to recognize the enforceability of the contractual arrangements upon which these structures rely, the value of the Fund’s investments in VIEs could be significantly impaired or even rendered worthless. Furthermore, because the shell company does not have actual ownership of the underlying operating company, investors in VIEs may be exposed to conflicts of interest between the legal owners of the operating company and foreign shareholders. Any adverse regulatory action, enforcement of ownership restrictions, or invalidation of the VIE structure could materially and negatively impact the Fund’s performance and net asset value.

Equity Risk: Equity risk refers to the potential for a decline in the value of equity securities, including common stocks, due to broad market conditions, fluctuations or factors specific to an individual company or industry. General economic conditions, such as fluctuations in interest rates, periods of market instability, or prolonged economic downturns, may adversely impact the equity markets as a whole, resulting in a decrease in the value of the Fund’s equity holdings. A significant decline in the overall stock market could lead to a broad-based depreciation in the price of the securities held by the Fund. Furthermore, equity risk includes the possibility that investor sentiment toward a particular industry or sector may deteriorate, leading to a widespread sell-off of securities in that industry, thereby reducing the market value of those companies. The price of an individual company’s common stock may also decline due to industry-specific challenges, such as increased operational costs or adverse regulatory developments, which may similarly affect other companies operating within the same sector or geographic region. Additionally, an individual company’s stock price may experience substantial volatility over short periods due to company-specific events, including, but not limited to, strategic business decisions, changes in leadership, declining demand for its products or services, or unfavorable financial performance. For example, a negative earnings report, a reduction or suspension of dividend payments, or unexpected corporate developments could result in a significant decrease in the company’s stock value.

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Emerging Markets Investment Risk: Investments in securities issued by entities in emerging market countries involve a heightened level of risk compared to investments in securities of issuers domiciled in developed markets. Securities in emerging markets tend to exhibit greater price volatility and may experience more pronounced fluctuations in value. Companies operating in emerging market jurisdictions are often subject to less rigorous regulatory oversight, including weaker disclosure obligations, financial reporting standards, accounting principles, auditing requirements, and recordkeeping practices when compared to their counterparts in developed economies. Additionally, the availability, accuracy, and reliability of corporate and financial information in emerging markets may be significantly limited, creating challenges for investors seeking transparency. Emerging markets are generally characterized by higher levels of political, economic, and social instability, increased market volatility, and uncertain trading conditions. Government-imposed restrictions on foreign investment tend to be more prevalent in these jurisdictions, and securities regulations, ownership rights, and enforcement mechanisms may be evolving, untested, or inconsistently applied. As a result, the legal framework governing foreign investment, securities transactions, and shareholder protections may be subject to rapid and unpredictable change, thereby increasing regulatory uncertainty and limiting investors’ ability to assert or enforce legal rights. Furthermore, tax laws and enforcement practices at national, regional, and local levels in emerging markets may be inconsistent, subject to arbitrary modifications, or unpredictably applied, increasing the risk of adverse tax treatment. Investing in securities issued in emerging markets may also expose investors to additional operational challenges, including elevated transaction costs, settlement delays, abrupt market closures, and insufficient access to timely financial or market data. The limited availability of reliable financial information and the lack of standardized reporting practices may further complicate the process of accurately assessing security valuations. These deficiencies could result in errors in the selection and weighting of securities by the Index Provider when constructing or rebalancing the Fund’s Underlying Index.

Foreign Securities Risk: Investments in securities issued by non-U.S. issuers entails risks that are distinct from, and in some cases greater than, those associated with investments in securities of U.S. issuers. Foreign securities may be subject to lower liquidity, heightened price volatility, and a lack of publicly available or reliable financial information relative to U.S. issuers. In addition, financial reporting, accounting, auditing, and recordkeeping standards applicable to foreign issuers may be inconsistent with, or less rigorous than, those required of U.S. companies, potentially limiting transparency and investor protections. Foreign investments are also exposed to political and economic risks, including the possibility of expropriation, nationalization, political instability, and other adverse governmental actions that could negatively impact the value of the Fund’s holdings. The enforcement of legal rights and contractual obligations in foreign jurisdictions may be difficult, unpredictable, or, in some cases, impracticable due to differences in legal systems and regulatory frameworks. Moreover, investments in foreign securities may be subject to additional financial and operational constraints, including withholding taxes on dividends, capital controls, currency exchange restrictions, and elevated transaction costs. To the extent that the Fund holds securities denominated in foreign currencies, fluctuations in exchange rates—particularly depreciation of a foreign currency relative to the U.S. dollar—may materially reduce the value of the Fund’s investments and negatively impact overall returns.

From time to time, the Fund may invest in securities of companies that operate in, or conduct business with, countries that are subject to economic sanctions or trade embargoes imposed by the U.S. government, the United Nations, or other international regulatory bodies. Entities with exposure to such jurisdictions may face regulatory restrictions that affect their operations, financial performance, or ability to access global capital markets. Additionally, any association with sanctioned countries may lead to reputational harm for affected companies, potentially diminishing investor confidence and adversely impacting the market value of their securities.

Geographic Concentration Risk: The Fund’s investments are expected to be concentrated in securities issued by entities domiciled in or with substantial operations within a single country or a limited number of countries or region. As a result, the Fund’s performance may be disproportionately affected by economic, political, or social developments in those jurisdictions. Adverse events, including but not limited to natural disasters, geopolitical conflicts, regulatory changes, or economic downturns, may materially impact the financial stability of such countries or regions. In turn, these circumstances could negatively affect the business operations, profitability, and market value of the securities held by the Fund, potentially leading to a decline in the Fund’s overall investment value.

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Stock Connect Risk: Investments in China A-shares through the Stock Connect Programs entail distinct risks due to the relatively recent establishment of these programs, with no assurance of their continued operation. Trading via the Stock Connect Programs is subject to daily quotas that restrict the maximum net purchases allowed each day, as well as price fluctuation limits imposed on securities. The likelihood of trading suspensions in the A-shares market is higher compared to many other global equity markets, and there is no guarantee that a sufficiently liquid market will always be available for trading. Moreover, investments executed through Stock Connect Programs are subject to trading, clearance, and settlement processes that remain relatively untested, which may introduce additional operational and counterparty risks. The availability of Stock Connect Programs is limited to days when both the Hong Kong and mainland China markets are open, and any market closures on either side may restrict the Fund’s ability to trade. The Fund’s ownership interest in securities acquired through Stock Connect Programs will not be recorded directly in its name, and as a result, the Fund may need to rely on a third party to assert and enforce its rights as an investor. Additionally, securities purchased through the Stock Connect Programs are governed by Chinese securities laws, listing rules, and other regulatory restrictions, which may differ from those applicable to investments in other jurisdictions. Furthermore, Hong Kong investor compensation funds, which provide protection against trade defaults, do not extend coverage to investments made through the Stock Connect Programs, thereby increasing potential counterparty risks. The evolving nature of China’s tax regulations also presents a degree of uncertainty, and changes in tax policies may expose the Fund to unexpected tax liabilities in connection with its investments in China A-shares.

Technology Sector Risk: The market value of securities issued by companies within the technology sector may be volatile and can be materially impacted by various factors, including, but not limited to, an issuer’s inability or delay in securing necessary financing or regulatory approvals, heightened competitive pressures, challenges related to product compatibility, shifts in consumer demand and preferences, fluctuations in corporate capital expenditures, the accelerated pace of technological obsolescence, the emergence of alternative technologies, uncertainties associated with research and development efforts for new products, and legal, regulatory and political changes. Any of these factors, individually or in combination, may adversely affect the financial performance and valuation of technology-related securities held by the Fund. Although all companies face potential risks associated with network security breaches, entities operating within the communication services sector may be particularly vulnerable to cyberattacks, unauthorized access, and data theft involving proprietary or consumer information. Additionally, these companies may experience service disruptions due to malicious cyber activities or system vulnerabilities. Such incidents could result in significant financial, operational, and reputational harm, which may materially and adversely affect their business performance and, consequently, the value of the Fund’s investments in such companies.

Authorized Participant Concentration Risk: Only authorized participants (“APs”) are permitted to engage in the direct creation and redemption of Fund shares. The Fund has a limited number of institutions that are eligible to act as APs, and these entities are under no obligation to submit creation or redemption orders. As a result, there is no guarantee that APs will facilitate or maintain an active trading market for the Fund’s shares. This risk may be particularly pronounced in instances where the Fund holds securities that trade outside of a collateralized settlement system. In such cases, APs may be required to post collateral for certain trades conducted on an agency basis, a requirement that only a select number of APs may be capable of fulfilling. Additionally, if an AP ceases operations or otherwise declines to process creation or redemption orders, and no other AP is willing or able to assume this role, the liquidity of the Fund’s shares may be adversely affected. This could lead to a diminished trading market, causing the shares to trade at a premium or discount to the Fund’s net asset value (“NAV”) or, in extreme cases, result in trading halts or delisting. Furthermore, the Fund’s investments in non-U.S. securities, which may be subject to lower trading volumes, market closures, or extended trading halts, may exacerbate these risks. In such circumstances, APs may face increased difficulties in creating or redeeming Fund shares, heightening the potential for disruptions in market liquidity and increasing the likelihood that the Fund’s shares may be halted from trading or removed from the exchange.

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Cash Transaction Risk: Like other exchange-traded funds (“ETFs”), the Fund issues and redeems shares exclusively in large aggregations known as “Creation Units” and solely with entities designated as “Authorized Participants.” However, in contrast to many other ETFs, the Fund anticipates that its creation and redemption transactions will be executed, at least in part or entirely, in cash rather than through in-kind transfers of securities. As a consequence, investments in the Fund may be less tax-efficient compared to ETFs that conduct in-kind redemptions. Specifically, by redeeming shares in cash, the Fund may be required to recognize capital gains that could have otherwise been deferred or avoided through in-kind redemptions. This could result in the Fund distributing higher levels of taxable capital gains to shareholders than ETFs that rely on in-kind redemptions. Additionally, settling redemptions in cash rather than through the transfer of portfolio securities may necessitate the sale of Fund holdings to generate the required liquidity, which could force the Fund to liquidate positions at unfavorable market prices, potentially impacting its performance.

Currency Risk: Since the Fund’s NAV is calculated in U.S. dollars, any depreciation in the currency of a non-U.S. market in which the Fund invests relative to the U.S. dollar may result in a decline in the Fund’s NAV. Generally, if the U.S. dollar appreciates against a foreign currency, the value of securities denominated in that foreign currency will decline when converted to U.S. dollars, thereby negatively impacting the Fund’s NAV. Foreign exchange rates are subject to volatility and may fluctuate rapidly and unpredictably in response to global economic developments, monetary policy changes, and other macroeconomic factors. Such currency fluctuations may adversely affect the Fund’s performance, potentially leading to investment losses regardless of the duration for which an investor holds Shares.

Participatory Note Risk. A participatory note, as used by the Fund, is an instrument used by investors to obtain exposure to an equity investment in a local market where direct ownership is not permitted. In countries where direct ownership by a foreign investor, such as the Fund, is not allowed by local law, an investor may gain exposure to the market through a participatory note, which derives its value from one or more underlying equity securities. The purchase of participatory notes involves risks that are in addition to the risks normally associated with a direct investment in the underlying securities. The Fund is subject to the risk that the issuer of the participatory note (i.e., the issuing bank or broker-dealer), which is the only responsible party under the note, is unable or refuses to perform under the terms of the participatory note, also known as counterparty risk. While the holder of a participatory note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Participatory notes are also not traded on exchanges, are privately issued, and may be illiquid. To the extent a participatory note is determined to be illiquid, it would be subject to the Fund’s limitation on investments in illiquid securities. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.

Industry Concentration Risk: The Fund’s investments will be concentrated in a specific industry or group of industries to the extent that the Underlying Index reflects such concentration. Securities issued by companies within the same industry or sector may respond similarly to market conditions, regulatory changes, and economic developments, which could lead to increased volatility and potential losses for the Fund. As a result, adverse events affecting a particular industry or sector could have a disproportionately negative impact on the Fund’s performance. While the Fund’s exposure to various industries and sectors may fluctuate over time in accordance with changes in the composition of the Underlying Index, the Fund is currently subject to the principal risks outlined herein.

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Industrials Sector Risk: The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.

International Closed Market Trading Risk: Since foreign securities exchanges may operate on days when the Fund does not determine the NAV of its Shares, the value of the Fund’s holdings in non-U.S. securities may fluctuate on days when investors are unable to buy or sell Shares of the Fund. Consequently, this may result in wider bid-ask spreads and variations in the market price of the Shares relative to their NAV, potentially leading to the Shares trading at a premium or discount to their NAV.

Issuer-Specific Changes Risk: The market price of a specific security or category of securities may experience greater fluctuations than the broader market and may not move in tandem with overall market trends. As a result, the performance of such securities could diverge significantly from general market movements, potentially leading to increased volatility and investment risk.

Large Capitalization Company Risk: Large-capitalization companies may face limitations in their ability to swiftly adapt to emerging competitive pressures and may not achieve the same level of growth as smaller, more agile companies, particularly during prolonged periods of economic expansion. Consequently, the returns generated by investments in large-capitalization stocks may underperform those of small- and mid-capitalization companies, which often exhibit greater potential for rapid growth and market responsiveness.

Large Shareholder Risk: If a significant portion of the Fund’s Shares is held by a single investor or a concentrated group of investors, the Fund may be exposed to the risk that large-scale redemptions by such shareholders could negatively impact its performance. In the event that these shareholders redeem all or a substantial portion of their holdings, the Fund may be compelled to liquidate securities at unfavorable prices in order to generate the necessary cash to meet the redemption requests. This risk is particularly pronounced during periods of market downturns or reduced liquidity, as well as when such shareholders have short-term investment strategies or unpredictable cash flow requirements. Additionally, large redemptions may result in increased transaction costs and could create adverse tax implications for the remaining shareholders of the Fund.

Limited History of Operations Risk. The Fund is newly-formed and has no history of operations for investors to evaluate. As a result, investors do not have a track record from which to judge the Fund and the Adviser, and the Adviser may not achieve the intended result in managing the Fund.

Market Risk: The securities comprising the Underlying Index are subject to market volatility, which may result in fluctuations in their value. Consequently, investors should expect that the value of the Fund’s Shares will generally decline in proportion to any decrease in the value of the securities within the Underlying Index. Furthermore, extraordinary events, including but not limited to natural disasters, environmental catastrophes, global pandemics or other public health crises, armed conflicts, acts of terrorism, geopolitical instability, economic downturns, or other unforeseen disruptions, may lead to significant deviations in the Fund’s NAV, potentially causing the Shares to trade at a premium or discount relative to their NAV.

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Market Trading Risk: The Fund is subject to various market trading risks, including, but not limited to, the potential absence of an active trading market for its Shares, the risk of losses arising from secondary market transactions, and possible disruptions in the Fund’s creation and redemption mechanisms. During periods of market stress, liquidity conditions for the Shares may deteriorate in tandem with reduced liquidity in the underlying securities held by the Fund. Such circumstances could lead to deviations between the market price of the Shares and the Fund’s net asset value (“NAV”). Additionally, securities exchanges or regulatory authorities may impose trading halts on certain securities or financial instruments, which could limit the Fund’s ability to execute transactions. These restrictions may interfere with the Fund’s capacity to facilitate creation and redemption orders, impact the pricing of Shares in the secondary market, and, in extreme cases, prevent the Fund from trading specific portfolio securities or financial instruments altogether. Under such conditions, the Fund may be unable to rebalance its portfolio effectively, accurately value its holdings, or execute transactions at favorable prices, which could result in significant trading losses. As a consequence, the Shares may trade at a premium or discount relative to the Fund’s NAV, adversely affecting investors.

Non-Correlation Risk: The Fund’s performance may deviate from that of the Underlying Index due to various factors. Unlike the Underlying Index, the Fund incurs operational expenses, including management fees and transaction costs associated with the purchase and sale of securities. These costs may be particularly pronounced during periods of portfolio rebalancing when adjustments are made to align the Fund’s holdings with changes in the composition of the Underlying Index. Furthermore, discrepancies in asset valuation methodologies, as well as differences in portfolio composition arising from legal or regulatory restrictions, trading costs, or liquidity constraints, may contribute to variances between the Fund’s returns and those of the Underlying Index.

Non-Diversified Fund Risk: As a non-diversified investment vehicle, the Fund has the ability to allocate a larger proportion of its assets to securities issued by individual entities compared to a diversified fund. Consequently, fluctuations in the market value of a single security may result in more pronounced movements in the Fund’s share price than would be experienced in a diversified portfolio. This concentration of holdings may lead to heightened volatility, thereby increasing the degree to which the performance of a limited number of issuers influences the Fund’s overall returns.

Operational Risk: The Fund is subject to operational risks that may arise from various factors, including, but not limited to, human error, miscommunication, processing inaccuracies, and errors or failures by the Fund’s service providers, counterparties, or other third parties. Additionally, deficiencies in operational processes, technological malfunctions, or system failures may further expose the Fund to risk. The Fund and the Adviser implement policies, controls, and procedures designed to mitigate these operational risks. However, such measures cannot eliminate all potential risks, and there can be no assurance that they will be sufficient to prevent losses or disruptions to the Fund’s operations.

Portfolio Turnover Risk: The Fund may experience elevated levels of portfolio turnover, which could result in increased brokerage commissions and other transaction-related expenses. These higher costs may adversely affect the Fund’s overall performance. Additionally, frequent trading activity within the Fund’s portfolio may generate net short-term capital gains, which could have tax implications for shareholders.

Premium/Discount Risk: The Shares of the Fund are listed and traded on a stock exchange, where their market price may be equal to, greater than, or less than the Fund’s most recently calculated NAV. The Fund’s NAV is determined at the close of each business day based on the market value of its portfolio holdings and is subject to fluctuations. Throughout the trading day, the market price of the Shares is influenced by various factors, including but not limited to, investor supply and demand dynamics and changes in the value of the Fund’s underlying assets. Consequently, the market price of the Shares may not always align precisely with the Fund’s NAV, and Shares may trade at a premium or a discount to NAV.

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Retail and Consumer Goods Sector Risk: The Fund may invest in companies in the retail and consumer goods sector. Retail, consumer goods and related industries can be significantly affected by the performance of the domestic and international economy, consumer confidence and spending, intense competition, changes in demographics, and changing consumer tastes and preferences. In addition, the retailing and consumer goods industry is highly competitive and a company’s success can be tied to its ability to anticipate changing consumer tastes.

Secondary Market Trading Risk: Investors who purchase or sell shares of the Fund will typically incur brokerage commissions, which are generally fixed in amount and may represent a substantial proportional expense, particularly for those engaging in transactions involving relatively small quantities of shares. Trading in the Fund’s shares is also subject to bid-ask spreads, which may fluctuate based on market conditions. Additionally, trading in the Fund’s shares may be suspended or halted by the Exchange due to market volatility, regulatory actions, or other factors beyond the Fund’s control. In the event of a trading halt, investors may be temporarily unable to buy or sell shares. Furthermore, while the Fund’s shares are listed on the Exchange, there is no guarantee that an active trading market will develop or be sustained, nor can there be any assurance that the Fund’s shares will remain listed on the Exchange indefinitely.

Small- and Mid-Capitalization Company Risk: Investments in securities of small- and mid-capitalization companies present a heightened level of risk and may experience greater price fluctuations compared to investments in larger, more established companies. Due to their relatively limited operational track records, narrower product offerings, and constrained financial resources, securities issued by such companies may exhibit lower liquidity and increased volatility. Additionally, these companies may be more susceptible to fluctuations in interest rates and anticipated changes in earnings, which could further impact their market value.

Swap Risk. The Fund may use swaps in pursuing its investment objective. The Fund’s use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund’s potential for loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Tracking Error Risk: The Fund’s performance may deviate from, or fail to closely track, the returns of the Underlying Index. This divergence may arise from various factors, including, but not limited to, the Fund holding cash instead of investing in securities that comprise the Underlying Index. Such circumstances may occur when the Fund experiences delays in converting U.S. dollars into a foreign currency for the purpose of acquiring foreign securities, or when regulatory restrictions, trading suspensions, or legal constraints imposed by foreign governments prevent the Fund from investing in certain components of the Underlying Index. Furthermore, if the Fund employs a representative sampling methodology rather than fully replicating the Underlying Index, or if the Fund’s NAV is determined based on fair value pricing while the Underlying Index reflects securities’ closing prices in local foreign markets, the Fund’s ability to accurately mirror the performance of the Underlying Index may be adversely affected.

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Transportation Sector Risk: Companies in the transportation sector can be significantly affected by changes in the economy, fuel prices, labor relations, technology developments, exchange rates, insurance costs, industry competition and government regulation.

Underlying Index Risk: The Fund employs a passive investment strategy designed to replicate the performance of its Underlying Index rather than seeking to achieve returns that exceed those of the Underlying Index. As a result, the Fund does not actively manage its holdings based on market conditions or individual security performance. The Fund will only acquire or dispose of a security when it is added to or removed from the Underlying Index, regardless of whether that security is underperforming or experiencing adverse market conditions. Furthermore, the Fund’s portfolio rebalancing is conducted in direct alignment with the rebalancing schedule of the Underlying Index. Any modifications to the timing or composition of the Underlying Index’s rebalancing will correspondingly affect the Fund’s rebalancing activities.

Valuation Risk: The accuracy and reliability of financial information pertaining to securities issued by non-U.S. entities may be lower compared to that of securities issued by U.S. entities. As a result, determining an accurate and current market price for non-U.S. securities held by the Fund may be challenging. In certain instances, publicly available market quotations for specific securities may be limited or unavailable, requiring the Fund to determine a fair value for such securities. The fair value assigned to a security may differ from the price that would have been established if market quotations were readily accessible. Securities that are fair valued or valued using alternative methodologies rather than market quotations may be subject to increased price volatility and greater fluctuations in value from one trading day to the next. Furthermore, there is no guarantee that the Fund will be able to liquidate a security at its assigned fair value, and in some cases, the Fund may be required to sell a security at a price lower than its fair value, which could result in a realized loss.

Performance: Performance information will be available in the prospectus after the Fund has been in operation for one full calendar year. Past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.funds.rayliant.com or by calling (866) 949-4945.

Investment Adviser: Rayliant Investment Research, doing business as Rayliant Asset Management.

Portfolio Managers: Jason Hsu, CIO of the Adviser, and Phil Wool, Chief Research Officer of the Adviser, each serve as portfolio managers of the Fund. Messrs. Hsu and Wool have each served the Fund as a portfolio manager since it commenced operations in 2025 and are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

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Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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additional information about principal investment strategies and related risks investment objective:

Fund	Investment Objective
Rayliant-ChinaAMC Transformative China Tech ETF	seeks to track the investment results (before fees and expenses) of the Solactive ChinaAMC Transformative China Tech Index (the “Underlying Index”)

The Fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval upon written notice to shareholders.

Principal Investment Strategies:

The Fund generally will invest at least 80% of its total assets in securities that comprise the Underlying Index, as well as participatory notes that represent securities in the Underlying Index. The Fund may also use total return swaps on the performance of the Underlying Index. As discussed below, the Underlying Index is comprised of 300 companies from China or Hong Kong that engage in one of the following sectors: (1) Automotive and Transportation; (2) Commercial and Consumer Service Technology; (3) Electronics and Electrical Products; (4) Health Technology; (5) Industrial and Manufacturing Technology; or (6) Digital Technology and Software.

Solactive AG (the “Index Provider”) compiles, maintains, and calculates the Underlying Index in accordance with its guidelines and mandated procedures. The Underlying Index is composed of issuers that fulfill all of the following requirements:

1.	Represent Chinese companies that, per the Index Provider, reflect comprehensive performance of China’s next generation emerging technology industries.

2.	Are constituents of the Solactive GBS China All Cap USD Index PR, or the Solactive GBS Hong Kong All Cap Index PR.

3.	Headquartered or incorporated in China or Hong Kong.

4.	Not subject to a U.S. sanctions program.

5.	Listed on one of the following exchanges
o	Hong Kong: HKEX
o	China Stock Connect: Shanghai and Shenzhen

6.	Have minimum average daily value traded of at least HKD 60,000,000 for current index constituents and HKD 120,000,000 for prospective index constituents over trailing 6 months period.

7.	Have total market capitalization of at least HKD 20,000,000,000 for current index constituents and HKD 25,000,000,000 for prospective index constituents.

8.	The first trade date of the security shall not be within the last six months.
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9.	Must be classified in one of the following index categories:
o	Automotive and Transportation
o	Commercial and Consumer Service Technology
o	Electronics and Electrical Products
o	Health Technology
o	Industrial and Manufacturing Technology
o	Digital Technology and Software

10.	Should an eligible company have multiple share classes, the share class with the highest minimum average daily value traded over the trailing 6 months shall be eligible for inclusion.

The Underlying Index will then select the top 300 eligible constituents based on their total market capitalization ranked in descending order. The percentile ranks for each company are then calculated based on the average research & development expenditure and average research & development expenditure-to-revenue-ratio over the past three years. For companies whose percentile ranking is in the bottom 30% for average research & development expenditure ratio or average research & development expenditure-to-revenue ratio, the adjusted total market capitalization and adjusted free float market capitalization is calculated by multiplying each unadjusted measure by 0.5. The top 100 ranked securities are then selected for index inclusion, based on adjusted total market capitalization. Weighting for each constituent is determined using adjusted free float market capitalization. A weight cap is applied for each company by re-distributing any weight which is larger than 10% to the other index constituents proportionally in an iterative manner.

The Underlying Index is reconstituted and rebalanced on a semi-annual basis.

“Transformative” refers to companies that are revolutionizing essential sectors through technological innovation. The Underlying Index seeks to include companies that reflect China’s next-generational emerging technological industries including commercial and consumer service technology, digital platforms, fintech, electronics and electrical products, industrial and manufacturing systems, smart vehicles and health technologies. These enterprises are advancing the global economy by pioneering breakthroughs in artificial intelligence, software, e-commerce, internet of things, smart hardware, automation, new energy and biotechnology. Through their innovations, they reshape industry landscapes, enhance productivity, and drive next-generation consumer and business experiences.

The Fund uses a “full replication” methodology to track the Underlying Index, meaning that the Fund generally invests in all of the securities comprising the Underlying Index in the same proportion as they are found in the Underlying Index.

PRINCIPAL INVESTMENT RISKS: The following describes the risks of investing in the Fund. As with all funds, there is a risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s NAV and performance.

Authorized Participant Concentration Risk: Only authorized participants (“APs”) are permitted to engage in the direct creation and redemption of Fund shares. The Fund has a limited number of institutions that are eligible to act as APs, and these entities are under no obligation to submit creation or redemption orders. As a result, there is no guarantee that APs will facilitate or maintain an active trading market for the Fund’s shares. This risk may be particularly pronounced in instances where the Fund holds securities that trade outside of a collateralized settlement system. In such cases, APs may be required to post collateral for certain trades conducted on an agency basis, a requirement that only a select number of APs may be capable of fulfilling. Additionally, if an AP ceases operations or otherwise declines to process creation or redemption orders, and no other AP is willing or able to assume this role, the liquidity of the Fund’s shares may be adversely affected. This could lead to a diminished trading market, causing the shares to trade at a premium or discount to the Fund’s net asset value (“NAV”) or, in extreme cases, result in trading halts or delisting. Furthermore, the Fund’s investments in non-U.S. securities, which may be subject to lower trading volumes, market closures, or extended trading halts, may exacerbate these risks. In such circumstances, APs may face increased difficulties in creating or redeeming Fund shares, heightening the potential for disruptions in market liquidity and increasing the likelihood that the Fund’s shares may be halted from trading or removed from the exchange.

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Cash Transaction Risk: Like other exchange-traded funds (“ETFs”), the Fund issues and redeems shares exclusively in large aggregations known as “Creation Units” and solely with entities designated as “Authorized Participants.” However, in contrast to many other ETFs, the Fund anticipates that its creation and redemption transactions will be executed, at least in part or entirely, in cash rather than through in-kind transfers of securities. As a consequence, investments in the Fund may be less tax-efficient compared to ETFs that conduct in-kind redemptions. Specifically, by redeeming shares in cash, the Fund may be required to recognize capital gains that could have otherwise been deferred or avoided through in-kind redemptions. This could result in the Fund distributing higher levels of taxable capital gains to shareholders than ETFs that rely on in-kind redemptions. Additionally, settling redemptions in cash rather than through the transfer of portfolio securities may necessitate the sale of Fund holdings to generate the required liquidity, which could force the Fund to liquidate positions at unfavorable market prices, potentially impacting its performance.

China Investment Risk: Investments in issuers located in or operating within the Greater China region—which generally includes mainland China, Hong Kong, Macau, and Taiwan—are subject to risks and considerations that may not be present in investments made in the United States or other developed markets. These risks include, but are not limited to, heightened governmental influence over economic and business activities, regulatory unpredictability, and legal uncertainties. The Chinese government has the authority to impose restrictions on foreign investments, enact policy changes with little or no notice, and exercise significant discretion over market access and capital flows. There is also a risk of nationalization, expropriation, or confiscation of assets, which could result in the loss of investments. Moreover, investors may face challenges in obtaining material financial and corporate information, initiating investigations, or pursuing legal action against Chinese companies. Enforcement of shareholder rights and legal remedies in Greater China may be limited or unavailable under existing legal frameworks. The potential for government-mandated economic reforms to be modified, reversed, or abandoned further exacerbates uncertainty for investors. Additionally, geopolitical risks, including military tensions, territorial disputes, and the possibility of war—whether internal or with other nations—could materially impact financial markets in the region. Public health crises, such as pandemics or other widespread health emergencies, may lead to government-imposed market closures, travel bans, quarantines, or other interventions that could negatively affect economic activity and market stability. Inflationary pressures, exchange rate volatility, fluctuations in interest rates, and broader macroeconomic instability may also have adverse effects on investment returns. China’s economic growth has been historically driven by export activity, making it particularly vulnerable to changes in global trade dynamics. The imposition or threat of tariffs, trade sanctions, capital controls, embargoes, or other protectionist measures—particularly in the context of trade disputes between China and the United States—could materially weaken the Chinese economy. Likewise, an economic downturn in China’s key trading partners, many of which are emerging markets, could negatively impact Chinese growth and, by extension, investments in the region. Furthermore, U.S. government actions, including the potential delisting of certain Chinese companies from U.S. exchanges or the imposition of additional restrictions on their operations, may negatively affect the value of such securities held by the Fund. Heightened regulatory scrutiny of Chinese issuers by U.S. authorities, including the Public Company Accounting Oversight Board (“PCAOB”), has resulted in challenges in inspecting audit work papers and practices of PCAOB-registered firms in China. This lack of transparency may further increase investment risks associated with Chinese securities, as the absence of independent audit oversight could raise concerns regarding the accuracy and reliability of financial statements. Investments in China may be particularly susceptible to economic disruptions in specific industries, including consumer discretionary (such as leisure, retail, gaming, and tourism), industrials, and commodities, which may experience heightened volatility in response to regulatory changes, economic slowdowns, or external shocks. Accordingly, investors should consider the potential impact of these risks when evaluating an investment in the Fund.

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The Fund may gain exposure to Chinese companies through a structure known as a Variable Interest Entity (“VIE”). VIEs are commonly used to enable foreign investors, including the Fund, to access Chinese companies operating in industries where direct foreign ownership is either restricted or prohibited under Chinese law. Investments made through a VIE structure do not confer direct equity ownership in the underlying Chinese operating company. Instead, such investments are facilitated through a shell company incorporated outside of China, which enters into a series of contractual agreements with the underlying operating company. These agreements are designed to grant the shell company certain rights over the operating company’s financial and operational affairs, including the ability to consolidate the VIE’s financial results into its own financial statements and to receive a portion of its economic benefits. However, investments in VIEs involve additional risks that may not be present in direct equity ownership. The enforceability of the contractual arrangements between the shell company and the underlying operating company is uncertain under Chinese law. These agreements may not provide the same level of control as direct ownership, and there is a risk that the underlying operating company, its management, or other interested parties could breach or seek to terminate the agreements with limited or no legal recourse available to foreign investors, including the Fund. Additionally, the Chinese government may determine that these contractual arrangements are invalid or in violation of Chinese law. While the VIE structure has been widely utilized and generally tolerated by Chinese regulators, it has not been formally codified into Chinese law, and its continued acceptance remains uncertain. If the Chinese government were to prohibit the use of VIE structures, modify existing regulations to restrict their use, or refuse to recognize the enforceability of the contractual arrangements upon which these structures rely, the value of the Fund’s investments in VIEs could be significantly impaired or even rendered worthless. Furthermore, because the shell company does not have actual ownership of the underlying operating company, investors in VIEs may be exposed to conflicts of interest between the legal owners of the operating company and foreign shareholders. Any adverse regulatory action, enforcement of ownership restrictions, or invalidation of the VIE structure could materially and negatively impact the Fund’s performance and net asset value.

Currency Risk: Since the Fund’s NAV is calculated in U.S. dollars, any depreciation in the currency of a non-U.S. market in which the Fund invests relative to the U.S. dollar may result in a decline in the Fund’s NAV. Generally, if the U.S. dollar appreciates against a foreign currency, the value of securities denominated in that foreign currency will decline when converted to U.S. dollars, thereby negatively impacting the Fund’s NAV. Foreign exchange rates are subject to volatility and may fluctuate rapidly and unpredictably in response to global economic developments, monetary policy changes, and other macroeconomic factors. Such currency fluctuations may adversely affect the Fund’s performance, potentially leading to investment losses regardless of the duration for which an investor holds Shares.

Emerging Markets Investment Risk: Investments in securities issued by entities in emerging market countries involve a heightened level of risk compared to investments in securities of issuers domiciled in developed markets. Securities in emerging markets tend to exhibit greater price volatility and may experience more pronounced fluctuations in value. Companies operating in emerging market jurisdictions are often subject to less rigorous regulatory oversight, including weaker disclosure obligations, financial reporting standards, accounting principles, auditing requirements, and recordkeeping practices when compared to their counterparts in developed economies. Additionally, the availability, accuracy, and reliability of corporate and financial information in emerging markets may be significantly limited, creating challenges for investors seeking transparency. Emerging markets are generally characterized by higher levels of political, economic, and social instability, increased market volatility, and uncertain trading conditions. Government-imposed restrictions on foreign investment tend to be more prevalent in these jurisdictions, and securities regulations, ownership rights, and enforcement mechanisms may be evolving, untested, or inconsistently applied. As a result, the legal framework governing foreign investment, securities transactions, and shareholder protections may be subject to rapid and unpredictable change, thereby increasing regulatory uncertainty and limiting investors’ ability to assert or enforce legal rights. Furthermore, tax laws and enforcement practices at national, regional, and local levels in emerging markets may be inconsistent, subject to arbitrary modifications, or unpredictably applied, increasing the risk of adverse tax treatment. Investing in securities issued in emerging markets may also expose investors to additional operational challenges, including elevated transaction costs, settlement delays, abrupt market closures, and insufficient access to timely financial or market data. The limited availability of reliable financial information and the lack of standardized reporting practices may further complicate the process of accurately assessing security valuations. These deficiencies could result in errors in the selection and weighting of securities by the Index Provider when constructing or rebalancing the Fund’s Underlying Index.

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Equity Risk: Equity risk refers to the potential for a decline in the value of equity securities, including common stocks, due to broad market conditions, fluctuations or factors specific to an individual company or industry. General economic conditions, such as fluctuations in interest rates, periods of market instability, or prolonged economic downturns, may adversely impact the equity markets as a whole, resulting in a decrease in the value of the Fund’s equity holdings. A significant decline in the overall stock market could lead to a broad-based depreciation in the price of the securities held by the Fund. Furthermore, equity risk includes the possibility that investor sentiment toward a particular industry or sector may deteriorate, leading to a widespread sell-off of securities in that industry, thereby reducing the market value of those companies. The price of an individual company’s common stock may also decline due to industry-specific challenges, such as increased operational costs or adverse regulatory developments, which may similarly affect other companies operating within the same sector or geographic region. Additionally, an individual company’s stock price may experience substantial volatility over short periods due to company-specific events, including, but not limited to, strategic business decisions, changes in leadership, declining demand for its products or services, or unfavorable financial performance. For example, a negative earnings report, a reduction or suspension of dividend payments, or unexpected corporate developments could result in a significant decrease in the company’s stock value.

Foreign Securities Risk: Investments in securities issued by non-U.S. issuers entails risks that are distinct from, and in some cases greater than, those associated with investments in securities of U.S. issuers. Foreign securities may be subject to lower liquidity, heightened price volatility, and a lack of publicly available or reliable financial information relative to U.S. issuers. In addition, financial reporting, accounting, auditing, and recordkeeping standards applicable to foreign issuers may be inconsistent with, or less rigorous than, those required of U.S. companies, potentially limiting transparency and investor protections. Foreign investments are also exposed to political and economic risks, including the possibility of expropriation, nationalization, political instability, and other adverse governmental actions that could negatively impact the value of the Fund’s holdings. The enforcement of legal rights and contractual obligations in foreign jurisdictions may be difficult, unpredictable, or, in some cases, impracticable due to differences in legal systems and regulatory frameworks. Moreover, investments in foreign securities may be subject to additional financial and operational constraints, including withholding taxes on dividends, capital controls, currency exchange restrictions, and elevated transaction costs. To the extent that the Fund holds securities denominated in foreign currencies, fluctuations in exchange rates—particularly depreciation of a foreign currency relative to the U.S. dollar—may materially reduce the value of the Fund’s investments and negatively impact overall returns.

From time to time, the Fund may invest in securities of companies that operate in, or conduct business with, countries that are subject to economic sanctions or trade embargoes imposed by the U.S. government, the United Nations, or other international regulatory bodies. Entities with exposure to such jurisdictions may face regulatory restrictions that affect their operations, financial performance, or ability to access global capital markets. Additionally, any association with sanctioned countries may lead to reputational harm for affected companies, potentially diminishing investor confidence and adversely impacting the market value of their securities.

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Geographic Concentration Risk: The Fund’s investments are expected to be concentrated in securities issued by entities domiciled in or with substantial operations within a single country or a limited number of countries or region. As a result, the Fund’s performance may be disproportionately affected by economic, political, or social developments in those jurisdictions. Adverse events, including but not limited to natural disasters, geopolitical conflicts, regulatory changes, or economic downturns, may materially impact the financial stability of such countries or regions. In turn, these circumstances could negatively affect the business operations, profitability, and market value of the securities held by the Fund, potentially leading to a decline in the Fund’s overall investment value.

Industry Concentration Risk: The Fund’s investments will be concentrated in a specific industry or group of industries to the extent that the Underlying Index reflects such concentration. Securities issued by companies within the same industry or sector may respond similarly to market conditions, regulatory changes, and economic developments, which could lead to increased volatility and potential losses for the Fund. As a result, adverse events affecting a particular industry or sector could have a disproportionately negative impact on the Fund’s performance. While the Fund’s exposure to various industries and sectors may fluctuate over time in accordance with changes in the composition of the Underlying Index, the Fund is currently subject to the principal risks outlined herein.

Industrials Sector Risk: The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.

International Closed Market Trading Risk: Since foreign securities exchanges may operate on days when the Fund does not determine the NAV of its Shares, the value of the Fund’s holdings in non-U.S. securities may fluctuate on days when investors are unable to buy or sell Shares of the Fund. Consequently, this may result in wider bid-ask spreads and variations in the market price of the Shares relative to their NAV, potentially leading to the Shares trading at a premium or discount to their NAV.

Issuer-Specific Changes Risk: The market price of a specific security or category of securities may experience greater fluctuations than the broader market and may not move in tandem with overall market trends. As a result, the performance of such securities could diverge significantly from general market movements, potentially leading to increased volatility and investment risk.

Large Capitalization Company Risk: Large-capitalization companies may face limitations in their ability to swiftly adapt to emerging competitive pressures and may not achieve the same level of growth as smaller, more agile companies, particularly during prolonged periods of economic expansion. Consequently, the returns generated by investments in large-capitalization stocks may underperform those of small- and mid-capitalization companies, which often exhibit greater potential for rapid growth and market responsiveness.

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Large Shareholder Risk: If a significant portion of the Fund’s Shares is held by a single investor or a concentrated group of investors, the Fund may be exposed to the risk that large-scale redemptions by such shareholders could negatively impact its performance. In the event that these shareholders redeem all or a substantial portion of their holdings, the Fund may be compelled to liquidate securities at unfavorable prices in order to generate the necessary cash to meet the redemption requests. This risk is particularly pronounced during periods of market downturns or reduced liquidity, as well as when such shareholders have short-term investment strategies or unpredictable cash flow requirements. Additionally, large redemptions may result in increased transaction costs and could create adverse tax implications for the remaining shareholders of the Fund.

Limited History of Operations Risk. The Fund is newly-formed and has no history of operations for investors to evaluate. As a result, investors do not have a track record from which to judge the Fund and the Adviser, and the Adviser may not achieve the intended result in managing the Fund.

Market Risk: The securities comprising the Underlying Index are subject to market volatility, which may result in fluctuations in their value. Consequently, investors should expect that the value of the Fund’s Shares will generally decline in proportion to any decrease in the value of the securities within the Underlying Index. Furthermore, extraordinary events, including but not limited to natural disasters, environmental catastrophes, global pandemics or other public health crises, armed conflicts, acts of terrorism, geopolitical instability, economic downturns, or other unforeseen disruptions, may lead to significant deviations in the Fund’s NAV, potentially causing the Shares to trade at a premium or discount relative to their NAV.

Market Trading Risk: The Fund is subject to various market trading risks, including, but not limited to, the potential absence of an active trading market for its Shares, the risk of losses arising from secondary market transactions, and possible disruptions in the Fund’s creation and redemption mechanisms. During periods of market stress, liquidity conditions for the Shares may deteriorate in tandem with reduced liquidity in the underlying securities held by the Fund. Such circumstances could lead to deviations between the market price of the Shares and the Fund’s net asset value (“NAV”). Additionally, securities exchanges or regulatory authorities may impose trading halts on certain securities or financial instruments, which could limit the Fund’s ability to execute transactions. These restrictions may interfere with the Fund’s capacity to facilitate creation and redemption orders, impact the pricing of Shares in the secondary market, and, in extreme cases, prevent the Fund from trading specific portfolio securities or financial instruments altogether. Under such conditions, the Fund may be unable to rebalance its portfolio effectively, accurately value its holdings, or execute transactions at favorable prices, which could result in significant trading losses. As a consequence, the Shares may trade at a premium or discount relative to the Fund’s NAV, adversely affecting investors.

Non-Correlation Risk: The Fund’s performance may deviate from that of the Underlying Index due to various factors. Unlike the Underlying Index, the Fund incurs operational expenses, including management fees and transaction costs associated with the purchase and sale of securities. These costs may be particularly pronounced during periods of portfolio rebalancing when adjustments are made to align the Fund’s holdings with changes in the composition of the Underlying Index. Furthermore, discrepancies in asset valuation methodologies, as well as differences in portfolio composition arising from legal or regulatory restrictions, trading costs, or liquidity constraints, may contribute to variances between the Fund’s returns and those of the Underlying Index.

Non-Diversified Fund Risk: As a non-diversified investment vehicle, the Fund has the ability to allocate a larger proportion of its assets to securities issued by individual entities compared to a diversified fund. Consequently, fluctuations in the market value of a single security may result in more pronounced movements in the Fund’s share price than would be experienced in a diversified portfolio. This concentration of holdings may lead to heightened volatility, thereby increasing the degree to which the performance of a limited number of issuers influences the Fund’s overall returns.

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Operational Risk: The Fund is subject to operational risks that may arise from various factors, including, but not limited to, human error, miscommunication, processing inaccuracies, and errors or failures by the Fund’s service providers, counterparties, or other third parties. Additionally, deficiencies in operational processes, technological malfunctions, or system failures may further expose the Fund to risk. The Fund and the Adviser implement policies, controls, and procedures designed to mitigate these operational risks. However, such measures cannot eliminate all potential risks, and there can be no assurance that they will be sufficient to prevent losses or disruptions to the Fund’s operations.

Portfolio Turnover Risk: The Fund may experience elevated levels of portfolio turnover, which could result in increased brokerage commissions and other transaction-related expenses. These higher costs may adversely affect the Fund’s overall performance. Additionally, frequent trading activity within the Fund’s portfolio may generate net short-term capital gains, which could have tax implications for shareholders.

Premium/Discount Risk: The Shares of the Fund are listed and traded on a stock exchange, where their market price may be equal to, greater than, or less than the Fund’s most recently calculated NAV. The Fund’s NAV is determined at the close of each business day based on the market value of its portfolio holdings and is subject to fluctuations. Throughout the trading day, the market price of the Shares is influenced by various factors, including but not limited to, investor supply and demand dynamics and changes in the value of the Fund’s underlying assets. Consequently, the market price of the Shares may not always align precisely with the Fund’s NAV, and Shares may trade at a premium or a discount to NAV.

Retail and Consumer Goods Sector Risk: The Fund may invest in companies in the retail and consumer goods sector. Retail, consumer goods and related industries can be significantly affected by the performance of the domestic and international economy, consumer confidence and spending, intense competition, changes in demographics, and changing consumer tastes and preferences. In addition, the retailing and consumer goods industry is highly competitive and a company’s success can be tied to its ability to anticipate changing consumer tastes.

Secondary Market Trading Risk: Investors who purchase or sell shares of the Fund on the secondary market will typically incur brokerage commissions, which are generally fixed in amount and may represent a substantial proportional expense, particularly for those engaging in transactions involving relatively small quantities of shares. Trading in the Fund’s shares on the secondary market is also subject to bid-ask spreads, which may fluctuate based on market conditions. Additionally, trading in the Fund’s shares may be suspended or halted by the Exchange due to market volatility, regulatory actions, or other factors beyond the Fund’s control. In the event of a trading halt, investors may be temporarily unable to buy or sell shares. Furthermore, while the Fund’s shares are listed on the Exchange, there is no guarantee that an active trading market will develop or be sustained, nor can there be any assurance that the Fund’s shares will remain listed on the Exchange indefinitely.

Small- and Mid-Capitalization Company Risk: Investments in securities of small- and mid-capitalization companies present a heightened level of risk and may experience greater price fluctuations compared to investments in larger, more established companies. Due to their relatively limited operational track records, narrower product offerings, and constrained financial resources, securities issued by such companies may exhibit lower liquidity and increased volatility. Additionally, these companies may be more susceptible to fluctuations in interest rates and anticipated changes in earnings, which could further impact their market value.

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Stock Connect Risk: Investments in China A-shares through the Stock Connect Programs entail distinct risks due to the relatively recent establishment of these programs, with no assurance of their continued operation. Trading via the Stock Connect Programs is subject to daily quotas that restrict the maximum net purchases allowed each day, as well as price fluctuation limits imposed on securities. The likelihood of trading suspensions in the A-shares market is higher compared to many other global equity markets, and there is no guarantee that a sufficiently liquid market will always be available for trading. Moreover, investments executed through Stock Connect Programs are subject to trading, clearance, and settlement processes that remain relatively untested, which may introduce additional operational and counterparty risks. The availability of Stock Connect Programs is limited to days when both the Hong Kong and mainland China markets are open, and any market closures on either side may restrict the Fund’s ability to trade. The Fund’s ownership interest in securities acquired through Stock Connect Programs will not be recorded directly in its name, and as a result, the Fund may need to rely on a third party to assert and enforce its rights as an investor. Additionally, securities purchased through the Stock Connect Programs are governed by Chinese securities laws, listing rules, and other regulatory restrictions, which may differ from those applicable to investments in other jurisdictions. Furthermore, Hong Kong investor compensation funds, which provide protection against trade defaults, do not extend coverage to investments made through the Stock Connect Programs, thereby increasing potential counterparty risks. The evolving nature of China’s tax regulations also presents a degree of uncertainty, and changes in tax policies may expose the Fund to unexpected tax liabilities in connection with its investments in China A-shares.

Swap Risk. The Fund may use swaps in pursuing its investment objective. The Fund’s use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund’s potential for loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Technology Sector Risk: The market value of securities issued by companies within the technology sector may be volatile and can be materially impacted by various factors, including, but not limited to, an issuer’s inability or delay in securing necessary financing or regulatory approvals, heightened competitive pressures, challenges related to product compatibility, shifts in consumer demand and preferences, fluctuations in corporate capital expenditures, the accelerated pace of technological obsolescence, the emergence of alternative technologies, uncertainties associated with research and development efforts for new products, and legal, regulatory and political changes. Any of these factors, individually or in combination, may adversely affect the financial performance and valuation of technology-related securities held by the Fund. Although all companies face potential risks associated with network security breaches, entities operating within the communication services sector may be particularly vulnerable to cyberattacks, unauthorized access, and data theft involving proprietary or consumer information. Additionally, these companies may experience service disruptions due to malicious cyber activities or system vulnerabilities. Such incidents could result in significant financial, operational, and reputational harm, which may materially and adversely affect their business performance and, consequently, the value of the Fund’s investments in such companies.

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Tracking Error Risk: The Fund’s performance may deviate from, or fail to closely track, the returns of the Underlying Index. This divergence may arise from various factors, including, but not limited to, the Fund holding cash instead of investing in securities that comprise the Underlying Index. Such circumstances may occur when the Fund experiences delays in converting U.S. dollars into a foreign currency for the purpose of acquiring foreign securities, or when regulatory restrictions, trading suspensions, or legal constraints imposed by foreign governments prevent the Fund from investing in certain components of the Underlying Index. Furthermore, if the Fund employs a representative sampling methodology rather than fully replicating the Underlying Index, or if the Fund’s NAV is determined based on fair value pricing while the Underlying Index reflects securities’ closing prices in local foreign markets, the Fund’s ability to accurately mirror the performance of the Underlying Index may be adversely affected.

Transportation Sector Risk: Companies in the transportation sector can be significantly affected by changes in the economy, fuel prices, labor relations, technology developments, exchange rates, insurance costs, industry competition and government regulation.

Underlying Index Risk: The Fund employs a passive investment strategy designed to replicate the performance of its Underlying Index rather than seeking to achieve returns that exceed those of the Underlying Index. As a result, the Fund does not actively manage its holdings based on market conditions or individual security performance. The Fund will only acquire or dispose of a security when it is added to or removed from the Underlying Index, regardless of whether that security is underperforming or experiencing adverse market conditions. Furthermore, the Fund’s portfolio rebalancing is conducted in direct alignment with the rebalancing schedule of the Underlying Index. Any modifications to the timing or composition of the Underlying Index’s rebalancing will correspondingly affect the Fund’s rebalancing activities.

Valuation Risk: The accuracy and reliability of financial information pertaining to securities issued by non-U.S. entities may be lower compared to that of securities issued by U.S. entities. As a result, determining an accurate and current market price for non-U.S. securities held by the Fund may be challenging. In certain instances, publicly available market quotations for specific securities may be limited or unavailable, requiring the Fund to determine a fair value for such securities. The fair value assigned to a security may differ from the price that would have been established if market quotations were readily accessible. Securities that are fair valued or valued using alternative methodologies rather than market quotations may be subject to increased price volatility and greater fluctuations in value from one trading day to the next. Furthermore, there is no guarantee that the Fund will be able to liquidate a security at its assigned fair value, and in some cases, the Fund may be required to sell a security at a price lower than its fair value, which could result in a realized loss.

Portfolio Holdings Disclosure: A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is available in the Fund’s Statement of Additional Information (“SAI”).

Cybersecurity: The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

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Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of each Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invest; counterparties with which the Fund engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

MANAGEMENT

Investment Adviser: Rayliant Investment Research, located at 5140 Birch Street, Suite 300, Newport Beach, CA 92660, serves as the Fund’s investment adviser (the “Adviser”). The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended, and manages other series in the Trust. As of June 30, 2025, the Adviser had approximately $207.7 million in assets under management.

Subject to the oversight of the Board, the Adviser provides or oversees the provision of investment advisory, portfolio management and administrative services to the Fund pursuant to an advisory agreement between the Fund and the Adviser.

The Fund pays the Adviser a monthly management fee at an annual rate of 0.75% of the average daily net assets of the Fund . The management agreement between the Fund and the Adviser provides that the Adviser pays substantially all operating expenses of the Fund, excluding interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of the Fund’s shareholders and the management fee. In addition to the excluded operating expenses, the Fund also pays non-operating expenses such as litigation and indemnification expenses and other expenses determined to be extraordinary by the Trust.

A discussion regarding the basis for the Board’s approval of the management agreement will be included in the Fund’s next available Form N-CSR.

Portfolio Managers

Jason Hsu, PhD. has served Chief Investment Officer at the Adviser since June 2017. He is also the founder and chairman of RGA. Previously, Mr. Hsu was Co-Founder and Vice Chairman of Research Affiliates from 2007 to 2018. He has 28 years of industry experience. He holds a BS in Physics from the California Institute of Technology, an MS in Finance from Stanford University and a PhD in Finance from UCLA.

Phil Wool, PhD. has served as Chief Research Officer and Head of Portfolio Management since September 2022, and prior to that, Head of Investment Solutions since June 2017. Previously, he was an Assistant Professor of Finance at State University of New York in Buffalo from 2013 to 2017. Prior to that, Mr. Wool was a research analyst at Hammond Associates, an institutional fund consultant, covering alternative investments. Mr. Wool has over 21 years of industry experience. He received a BA and a BSBA from Washington University in St. Louis and a PhD in finance from UCLA.

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The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed and ownership of Fund shares.

MANAGER OF MANAGERS STRUCTURE

The Adviser, on behalf of itself and on behalf of the Fund and any other funds that the Adviser may advise in the future, has applied for an exemptive order (the “Order”) from the SEC that, if granted, will permit the Adviser, with the Board’s approval, to enter into, replace, or amend sub-advisory agreements with sub-advisers without obtaining shareholder approval.  Shareholders will be notified within 90 days of the engagement of any different or additional sub-adviser or sub-advisers to manage the Fund’s portfolio. The Order will also allow the Fund, in accordance with certain conditions, to disclose only adviser compensation without disclosing the sub-adviser fee rate. Under the Order, the Adviser will have the ultimate responsibility (subject to oversight by the Board) to oversee any investment sub-advisers and recommend their hiring, termination and replacement, and the Adviser may, at times, recommend to the Board that the Fund change, add or terminate its investment sub-adviser; continue to retain its investment sub-adviser even though the investment sub-adviser’s ownership or corporate structure has changed; or materially change the investment sub-advisory agreement with its investment sub-adviser.  There is no assurance that the Order will be obtained.

HOW SHARES ARE PRICED

The NAV of the Fund is determined at the close of regular trading (normally 4:00 p.m. Eastern Time) on each day the Exchange is open for business. NAV is computed by determining, the aggregate market value of all assets of the applicable Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The Exchange is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (“Exchange Close”). The NAV takes into account, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for the Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of Creation Units, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the Exchange on that day.

Generally, the Fund’s portfolio securities, including securities issued by ETFs, are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded on any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

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If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from the Adviser. The Adviser may enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s portfolio securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund.

In computing the NAV, the Fund value foreign securities held by the Fund at the latest closing price on the exchange in which it is traded immediately prior to closing of the Exchange. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund price its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

HOW TO BUY AND SELL SHARES

Shares of the Fund are listed for trading on the Nasdaq. Share prices are reported in dollars and cents per Share. Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares, and Shares typically trade in blocks of less than a Creation Unit. There is no minimum investment required. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading. The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Authorized Participants that have entered into a contract with the Fund’s distributor may acquire Shares from the Fund, and Authorized Participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in large blocks, or Creation Units, of 25,000 Shares. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, which are described in the SAI.

The Fund may be liquidated and terminated at any time without shareholder approval.

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Share Trading Prices

The approximate value of Shares, an amount representing on a per share basis the sum of the current market price of the securities accepted by the Fund in exchange for Shares and an estimated cash component, will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a “real-time” update of the NAV per Share because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value of the Shares, and the Fund does not make any warranty as to the accuracy of these values.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants that have entered into a contract with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market. Because the secondary market trades do not directly involve the Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, direct trading by Authorized Participants is critical to ensuring that Shares trade at or close to NAV. The Fund also employs fair valuation pricing to minimize potential dilution from market timing. In addition, the Fund imposes transaction fees on purchases and redemptions of Shares to cover the custodial and other costs incurred by the Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Trust has determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Shares.

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DISTRIBUTION AND SERVICE PLAN

The Fund has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the1940 Act.

No distribution or service fees are currently paid by the Fund and will not be paid by the Fund unless authorized by the Board. There are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. In-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders if the mutual fund needs to sell portfolio securities to obtain cash to meet net fund redemptions. These sales may generate taxable gains for the ongoing shareholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.

Ordinarily, dividends from net investment income, if any, are declared and paid month by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually. The Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements.

No dividend reinvestment service is provided by the Fund. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of its dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

●	The Fund makes distributions,

●	You sell your Shares listed on the Exchange, and

●	You purchase or redeem Creation Units.
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Taxes on Distributions

Distributions from the Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income, except that the Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions), if any, generally are subject to federal income tax for non-corporate shareholders who satisfy those restrictions with respect to its Shares at the rate for net capital gain. A part of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations — the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (excluding Real Estate Investment Trusts) and excludes dividends from foreign corporations — subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax.

In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund (if that option is available). Distributions reinvested in additional Shares through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional Shares to the same extent as if such distributions had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares and as capital gain thereafter. A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, the Fund are required to withhold 28% of your distributions and redemption proceeds if you have not provided the Fund with a correct Social Security number or other taxpayer identification number and in certain other situations.

Taxes on Exchange-Listed Share Sales

Any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses from sales of Shares may be limited.

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus any Cash Component it pays. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash equal to the difference between the NAV of the Shares being redeemed and the value of the securities. The Internal Revenue Service (“Service”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

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Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price. See “Tax Status” in the SAI for a description of the newly effective requirement regarding basis determination methods applicable to Share redemptions and the Fund’s obligation to report basis information to the Service.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Shares under all applicable tax laws. See “Tax Status” in the SAI for more information.

FUND SERVICE PROVIDERS

Ultimus Fund Solutions, LLC is the Fund’s administrator, and fund accountant. It has its principal office at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, MA 02110, is the Fund’s transfer agent and custodian.

Northern Lights Distributors, LLC (the “Distributor”), located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022-3474, is the distributor for the shares of the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Thompson Hine LLP, 41 South High Street, 17th Floor, Columbus, OH 43215, serves as legal counsel to the Trust.

Cohen & Co., located at 1835 Market St., Suite 310, Philadelphia, PA 19103, serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

OTHER INFORMATION

Continuous Offering

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells the Shares directly to customers or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

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Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

Certain Conditions on Certain Shareholder Legal Actions

Pursuant to the Trust’s primary governing document, the Agreement and Declaration of Trust, shareholders wishing to pursue a derivative action (a suit brought by a shareholder on behalf of the Fund) are subject to various conditions including: (i) Trustees must have a reasonable amount of time to assess a request for action, (ii) at least 10% of shareholders must participate in the action, and (iii) expenses of a failed action are borne by the complaining shareholders. However, none of these conditions apply to actions brought under federal securities laws.

FINANCIAL HIGHLIGHTS

Because the Fund have only recently commenced investment operations, financial highlights are not available for the Fund at this time. In the future, financial highlights will be presented in this section of the Prospectus.

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Rayliant-ChinaAMC Transformative China Tech ETF

Adviser	Rayliant Asset Management 5140 Birch Street, Suite 300 Newport Beach, CA 92660	Distributor	Northern Lights Distributors, LLC 4221 Norther 203rd Street, Suite 100 Elkhorn, NE 68022-3474
Administrator	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	Custodian & Transfer Agent	Brown Brothers Harriman & Co. 50 Post Office Square Boston, MA 02110
Independent Registered Public Accounting Firm	Cohen & Co. 1835 Market St., Suite 310 Philadelphia, PA 19103	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215

Additional information about the Fund is included in the Fund’s SAI dated September 15, 2025. The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund’s policies and management. Additional information about the Fund’s investments is also available in the Fund’s Tailored Annual and Semi-Annual Reports to Shareholders; and in the Fund’s Annual and Semi-Annual Financial Statements. In the Fund’s Tailored Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Financial Statements, or other information about the Fund, or to make shareholder inquiries about the Fund, please call (866) 949-4945. You may also write to:

Rayliant Funds Trust

5140 Birch Street

Suite 300

Newport Beach, CA 92660

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

Investment Company Act File # 811-24067

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THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Fund Name	Ticker Symbol (Exchange)
Rayliant-ChinaAMC Transformative China Tech ETF	CNQQ (Nasdaq)

A series of Rayliant Funds Trust

STATEMENT OF ADDITIONAL INFORMATION

September 15, 2025

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus of Rayliant-ChinaAMC Transformative China Tech ETF (the “Fund”) dated September 15, 2025. The Fund’s Prospectus is hereby incorporated by reference, which means it is legally part of this document. You can obtain copies of the Fund’s Prospectus, annual or semi-annual reports without charge by contacting the Fund’s Distributor, Northern Lights Distributors, LLC or by calling (866) 949-4945. You may also obtain a Prospectus by visiting the website at www.funds.rayliant.com.

TABLE OF CONTENTS

THE FUND	1
TYPES OF INVESTMENTS	2
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS	22
MANAGEMENT	24
DIVIDENDS AND DISTRIBUTIONS	29
CONTROL PERSONS AND PRINCIPAL HOLDERS	29
INVESTMENT ADVISER	30
THE DISTRIBUTOR	31
PORTFOLIO MANAGERS	33
ALLOCATION OF PORTFOLIO BROKERAGE	35
PORTFOLIO TURNOVER	35
OTHER SERVICE PROVIDERS	35
DESCRIPTION OF SHARES	37
ANTI-MONEY LAUNDERING PROGRAM	37
PURCHASE, REDEMPTION AND PRICING OF SHARES	38
TAX STATUS	47
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	52
LEGAL COUNSEL	52
FINANCIAL STATEMENTS	52
pROXY VOTING POLICY	A-1

THE FUND

The Fund is a series of Rayliant Funds Trust, a Delaware statutory trust organized on January 24, 2025 (the “Trust”). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the “Board” or “Trustees”).

The Fund is a non-diversified series of the Trust. The Fund seeks to track the investment results (before fees and expenses) of the Solactive ChinaAMC Transformative China Tech Index.

The Fund is managed by Rayliant Investment Research (the “Adviser”). The Board may start other series and offer shares of a new fund under the Trust at any time.

The Fund may issue an unlimited number of shares of beneficial interest (“Shares”). All Shares have equal rights and privileges. Each Share is entitled to one vote on all matters as to which Shares are entitled to vote. In addition, each Share is entitled to participate equally with other Shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.

The Fund is an exchange traded fund (“ETF”), which is a registered open-end management company that issue (and redeem) creation units (“Creation Units”) to (and from) authorized participants (“Authorized Participants”) in exchange for a basket and a cash balancing amount (if any) and the shares of which are listed on a national securities exchange and traded at market-determined prices. An Authorized Participant is a financial institution that is a member or participant of a clearing agency registered with the Securities and Exchange Commission (“SEC”) which has a written agreement with the Fund or one of its service providers that allows the financial institution to place orders for the purchase and redemption of Creation Units. The Fund issues and redeems shares on a continuous basis at net asset value per share (“NAV”) in aggregations of a specified number of shares called “Creation Units.” Creation Units are a specified number of the Fund’s shares (e.g., 25,000) that the Fund will issue to (or redeem from) an Authorized Participant in exchange for the deposit (or delivery) of a basket and a cash balancing amount if any. Shares trade in the secondary market at market prices that may differ from the shares’ NAV. Shares are not individually redeemable, but are redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of the Fund consists of a block of 25,000 shares. Shareholders who are not Authorized Participants will not be able to purchase or redeem shares directly with or from the Fund.

The Fund reserves the right to offer creations and redemptions of Shares for cash. In addition, Shares may be issued in advance of receipt of deposit securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash equal to up to 115% of the market value of the missing deposit securities. In each instance of such cash creations or redemptions, transaction fees, may be imposed and may be higher than the transaction fees associated with in-kind creations or redemptions. See PURCHASE, REDEMPTION AND PRICING OF SHARES below.

Exchange Listing and Trading

There can be no assurance that the requirements of the Nasdaq (the “Exchange”) necessary to maintain the listing of shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the shares of the Fund from listing if, among other things: (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 record and/or beneficial owners of shares of the Fund for 30 or more consecutive trading days, or (ii) any other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will also remove shares of the Fund from listing and trading upon termination of the Fund.

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TYPES OF INVESTMENTS

A discussion of the risks associated with an investment in the Fund is contained in the Prospectus under the headings “Fund Summary—Principal Investment Strategies”, and “Additional Information About the Principal Investment Strategies and Risks.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

General Risks and Considerations

An investment in the Fund should be made with an understanding of the risks inherent in an investment in securities, including the risk that the general condition of the securities market may deteriorate. Securities are susceptible to general securities market fluctuations and to volatile increases and decreases in value as market confidence change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Securities of Other Investment Companies

Investments in closed-end investment companies, exchange traded funds and mutual funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in such funds. The Fund intends to limit its investments in accordance with Section 12(d)(1) of the 1940 Act or as permitted by Rule 12d1-1, Rule 12d1-3 and Rule 12d1-4. Among other things, Section 12(d)(1) would limit these investments so that, as determined immediately after a securities purchase is made by the Fund: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company (the “5% Limitation”); (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group (the “10% Limitation”); (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund (the “3% Limitation”) and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned by the Fund together with all other investment companies that have the same adviser.

Under certain sets of conditions, different sets of restrictions may be applicable. As a shareholder of another investment company, the Fund would bear, along with other shareholders, their pro rata portion of that investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of its Shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne directly by Shareholders.

The Fund also intends to rely on Section 12(d)(1)(F) under the 1940 Act which in conjunction with one another allow registered investment companies (such as the Fund) to exceed the 5%, and 10% Limitations, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired fund) does not exceed the limits on sales loads established by Financial Industry Regulatory Authority (“FINRA”) for funds of funds, and the registered investment company “mirror votes” any securities purchased pursuant to Section 12(d)(1)(F). The Fund may rely on Rule 12d1-4 to exceed the 3%, 5% and 10% Limitations, subject to the conditions of Rule 12d1-4.

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Exchange Traded Funds

ETFs are often passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and typically provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Actively managed ETFs do not seek to track the performance of a particular market index. Additionally, some ETFs are unit investment trusts. Under certain circumstances, the Adviser may invest in ETFs, known as “inverse funds,” which are designed to produce results opposite to market trends. Inverse ETFs are funds designed to rise in price when stock prices are falling.

ETFs have two markets. The primary market is where institutions swap “creation units” in block-multiples of, for example, 25,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the NAV is calculated. ETFs share many similar risks with open-end and closed-end funds.

Business Development Companies (“BDCs”)

To qualify as a BDC, a company must be organized under the laws of, and have its principal place of business in, the United States, be registered with the Securities and Exchange Commission and have elected to be regulated as a BDC under the Investment Company Act of 1940 (the “1940 Act”). BDCs are a type of closed-end fund regulated under the 1940 Act, which typically invest in and lend to small-and medium-sized private companies that may lack access to public equity markets for capital raising or thinly traded U.S. public companies. Under the 1940 Act, BDCs must invest at least 70% of the value of their total assets in certain asset types, which are typically the securities of private U.S. businesses. Additionally, BDCs must make available significant managerial assistance to the issuers of such securities. BDCs are not taxed on income distributed to shareholders provided they qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Tax Code”). The Fund will indirectly bear its proportionate share of any management and other expenses charged by the BDCs in which it invests.

Risk of Investing in BDCs

Because BDCs typically invest in small and medium-sized companies, a BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are also subject to management risk, including management’s ability to meet the BDC’s investment objective, and management’s ability to manage the BDC’s portfolio during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change.

BDCs generally invest in less mature U.S. private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies. The Fund will indirectly bear its proportionate share of any management fees and other operating expenses incurred by the BDCs and of any performance-based or incentive fees payable by the BDCs in which it invests, in addition to the expenses paid by the Fund. A BDC’s incentive fee may be very high, vary from year to year and be payable even if the value of the BDC’s portfolio declines in a given time period. Incentive fees may create an incentive for a BDC’s manager to make investments that are risky or more speculative than would be the case in the absence of such compensation arrangements, and may also encourage the BDC’s manager to use leverage to increase the return on the BDC’s investments. Any incentive fee payable by a BDC that relates to its net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest income, it is possible that accrued interest income previously included in the calculation of the incentive fee will become uncollectible. A BDC’s manager may not be obligated to reimburse the BDC’s shareholder for any part of the incentive fee it received that was based on accrued interest income that was never received as a result of a subsequent default, and such circumstances would result in the BDC’s shareholders (including the Fund) paying an incentive fee on income that was never received by the BDC. Such incentive fees may also create an incentive for a BDC’s manager to make investments in securities with deferred interest features. The use of leverage by BDCs magnifies gains and losses on amounts invested and increases the risks associated with investing in BDCs. A BDC may make investments with a larger amount of risk of volatility and loss of principal than other investment options and may also be highly speculative and aggressive.

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Additionally, a BDC may only incur indebtedness in amounts such that the BDC’s asset coverage ratio of total assets to total senior securities equals at least 150% after such incurrence. These limitations on asset mix and leverage may affect the way that the BDC raises capital. BDCs compete with other entities for the types of investments they make, and such entities are not necessarily subject to the same investment constraints as BDCs.

To comply with provisions of the 1940 Act and SEC regulations thereunder, the Adviser may be required to vote BDC shares in the same general proportion as shares held by other shareholders of the BDC.

To qualify and remain eligible for the special tax treatment accorded to regulated investment companies and their shareholders under the Code, the BDCs in which the Fund invests must meet certain source-of-income, asset diversification and annual distribution requirements. If a BDC in which the Fund invests fails to qualify as a regulated investment company, such BDC would be liable for federal, and possibly state, corporate taxes on its taxable income and gains. Such failure by a BDC could substantially reduce the BDC’s net assets and the amount of income available for distribution to the Fund, which would in turn decrease the total return of the Fund.

Foreign Securities

Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

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To the extent currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Short Sales

The Fund may sell securities short as an outright investment strategy and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker. A short sale is “against the box” to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Equity Stock

Equity securities include common stocks, preferred stocks, and securities convertible into common stocks, such as convertible securities, warrants, rights, and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which investment companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

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Preferred Stock

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

A fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Participatory Notes

A participatory note, as used by the Fund, is an instrument used by investors to obtain exposure to an equity investment, including common stocks and warrants, in a local market where direct ownership is not permitted. In countries where direct ownership by a foreign investor, such as the Fund, is not allowed by local law, such as Saudi Arabia, an investor may gain exposure to the market through a participatory note, which derives its value from a group of underlying equity securities. A participatory note is intended (disregarding the effect of any fees and expenses) to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain more in absolute terms than they would have made had they invested in the underlying securities directly, and will not normally lose more than they would have lost had they invested in the underlying securities directly.

In addition to providing access to otherwise closed markets, participatory notes can also provide a less expensive option to direct investment (where ownership by foreign investors is permitted) by reducing registration and transaction costs in acquiring and selling local registered shares. The Fund’s investment manager also believes that participatory notes can offer greater liquidity in markets that restrict the ability of the Fund to dispose of an investment by either restricting transactions by size or requiring registration and/or regulatory approvals.

Participatory notes are generally structured and sold by a local branch of a bank or broker-dealer that is permitted to purchase equity securities in the local market. Pursuant to the terms of the instrument, the Fund may tender a participatory note for cash payment in an amount that reflects the current market value of the underlying investments, less program expenses, such as trading costs, taxes and duties. The participatory notes represent unsecured, unsubordinated contractual rights of the issuer of the participatory notes. They do not confer any right, title or interest in respect to the underlying equity securities or provide rights against the issuer of the underlying securities.

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The purchase of participatory notes involves risks that are in addition to the risks normally associated with a direct investment in the underlying securities. The Fund is subject to the risk that the issuer of the participatory note (i.e., the issuing bank or broker-dealer), which is the only responsible party under the note, is unable or refuses to perform under the terms of the participatory note, also known as counterparty risk. While the holder of a participatory note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Participatory notes are also not traded on exchanges, are privately issued, and may be illiquid. To the extent a participatory note is determined to be illiquid, it would be subject to the Fund’s limitation on investments in illiquid securities. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.

Bonds

A bond is an interest-bearing security issued by a U.S. or non-U.S. company, or U.S. or non-U.S. governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.

An issuer may have the right to redeem or “call” a bond before maturity, in which case the Fund may have to reinvest the proceeds at lower market rates. Similarly, the Fund may have to reinvest interest income or payments received when bonds mature, sometimes at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear interest at an interest rate that is adjusted periodically. Interest rates on “floating rate” or “variable rate” bonds may be higher or lower than current market rates for fixed-rate bonds of comparable quality with similar final maturities.

Because of their adjustable interest rates, the value of “floating rate” or “variable rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds, but their value may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. The Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (backed by specified collateral).

Corporate Bonds

The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

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Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”) or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund’s shares. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable interest rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life, although it may vary depending on numerous factors. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Fund’s yield.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Asset-Backed Securities

The Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

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Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

Asset-backed securities in which the Fund may invest also include collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and privately-offered collateralized loans. CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk.

Real Estate Investment Trusts

The Fund may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

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Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Warrants

Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Depositary Receipts

Sponsored and unsponsored American Depositary Receipts (“ADRs”) are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Many of the risks described below regarding foreign securities apply to investments in ADRs.

Emerging Markets Securities

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

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Certificates of Deposit and Bankers’ Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. It may be secured by letters of credit, a surety bond or other forms of collateral. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Information on Time Deposits and Variable Rate Notes

Time deposits are issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the depositor on the date specified with respect to the deposit. Time deposits do not trade in the secondary market prior to maturity. However, some time deposits may be redeemable prior to maturity and may be subject to withdrawal penalties.

The commercial paper obligations are typically unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund and the issuer. It permits daily changes in the amounts invested. The Fund, typically, has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct investment arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer (redeemed) on demand within seven days.

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Insured Bank Obligations

The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Fund may elect to purchase bank obligations in small amounts so as to be fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Closed-End Investment Companies

The Fund may invest its assets in closed-end investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the NYSE Arca, Inc., the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) or, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share, which is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their NAV.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

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Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

Debt Issued by United States Government Agencies

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association (“Ginnie Mae”), Farmer’s Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Farm Credit Banks, the Federal National Mortgage Association (“Fannie Mae”), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., Ginnie Mae mortgage-backed securities); (iii) supported by the issuing agency’s or instrumentality’s right to borrow from the United States Treasury (e.g., Fannie Mae Discount Notes); or (iv) supported only by the issuing agency’s or instrumentality’s own credit (e.g., Tennessee Valley Association).

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States Government.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues participation certificates (“PCs”), which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

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Securities Options

The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor’s 100®. Indices may also be based on an industry or market segment, such as the NYSE Arca Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange and the NASDAQ PHLX.

The Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have paid a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

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If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options

There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the Fund of options on stock indices will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. In as much as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund’s securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

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Options on Futures Contracts

The Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Dealer and Exchange-Traded Options

The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, it may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

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Spread Transactions

The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options. Spread options may include those based on volatility and/or commodity linked futures, securities and indices.

Option Overlay Strategy

The Fund may purchase exchange-traded and over the counter (“OTC”) put and call options on various indexes. When the Fund purchases a call option, the Fund has the right, but not the obligation, to buy an asset at a specified price (strike price) within a specific time period. When the Fund purchases a put option, the Fund has the right, but not the obligation, to sell an asset at a specified price (strike price) within a specific time period. The options are meant to hedge against market moves. The Adviser selects options based upon its evaluation of relative value based on cost, strike price (price that the option can be bought or sold by the option holder) and maturity (the last date the option contract is valid) and will exercise or close the options based on maturity or portfolio rebalancing requirements. While the option overlay is intended to improve the Fund’s performance, there is no guarantee that it will do so.

Repurchase Agreements

The Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the “underlying security”) from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be “fully collateralized,” in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Reverse Repurchase Transactions

The Fund may enter into reverse repurchase transactions. In a reverse repurchase transaction, the Fund concurrently agrees to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase the same securities at a later date at a mutually agreed upon price. The repurchase price generally is equal to the original sales price plus interest. The Fund retains record ownership of the securities and the right to receive interest and principal payments. The Fund will enter into a reverse repurchase transaction in order to obtain funds to pursue additional investment opportunities with a return that may be in excess of the cost of the reverse repurchase transaction. Such transactions may increase fluctuations in the market value of Fund assets and are viewed as a form of leverage. Reverse purchase transactions also involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. In the event of bankruptcy or other default by the purchaser, the Fund could experience both delays in repurchasing the portfolio securities and losses. The Fund will enter into reverse purchase transactions only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser. Reverse purchase transactions are considered by the SEC to be borrowings by the Fund under the 1940 Act or a form of derivative governed by Rule 18f-4.

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Trading in Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Fund expects to earn interest income on margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

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For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Regulation as a Commodity Pool Operator

The Adviser is registered with the National Futures Association as a commodity pool operator under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder. The Adviser, on behalf of the Fund, has filed with the National Futures Association, a notice claiming an exemption from the definition of the term “commodity pool operator” in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”), as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to those ETFs’ operations. Accordingly, those ETFs are not subject, nor will they be subject, to registration or regulation as a commodity pool operator under the CEA.

When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled “Custodian”) will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives. Because the Fund will segregate liquid assets to satisfy purchase commitments in the manner described, the Fund’s liquidity and the ability of the Adviser to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

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Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”)) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by NASDAQ.

Under guidelines adopted by the Board, the Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two Nationally Recognized Statistical Rating Organizations (“NRSROs”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

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Lending Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

Large Shareholder Risk

If a significant portion of the Fund’s Shares is held by a single investor or a concentrated group of investors, the Fund may be exposed to the risk that large-scale redemptions by such shareholders could negatively impact its performance. In the event that these shareholders redeem all or a substantial portion of their holdings, the Fund may be compelled to liquidate securities at unfavorable prices in order to generate the necessary cash to meet the redemption requests. This risk is particularly pronounced during periods of market downturns or reduced liquidity, as well as when such shareholders have short-term investment strategies or unpredictable cash flow requirements. Additionally, large redemptions may result in increased transaction costs and could create adverse tax implications for the remaining shareholders of the Fund.

Additionally, the Fund may have certain large shareholders that may also enter into their own hedging transactions with respect to their investment in the Fund. As a result, such shareholders may not face the same risk of loss with respect to their investment in the Fund as other shareholders do.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund, which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund. The Fund will not:

1.	Issue senior securities, except as otherwise permitted under the 1940 Act, and the rules and regulations promulgated thereunder;

2.	Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions;

3.	Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act, in the disposition of restricted securities or in connection with its investments in other investment companies;

4.	Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs);

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5.	Invest more than 25% of the market value of its net assets in the securities of companies engaged in any one industry or group of industries, except that the Fund may concentrate in a particular industry or group of industries to the same extent as the Fund’s underlying index is so concentrated. This industry limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

6.	Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments) or commodity futures contracts, except that the Fund may purchase and sell futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities; or

7.	Make loans to others, except that the Fund may, in accordance with its investment objective and policies, (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and sub-participations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, (v) enter into transactions where each loan is represented by a note executed by the borrower, and (vi) make time deposits with financial institutions and invest in instruments issued by financial institutions. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

The SEC has adopted new regulations under the 1940 Act governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives the Fund can enter into, treats derivatives as senior securities, and requires the Fund to maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager if its exposure to derivatives is above a specified amount.

With respect to fundamental investment restriction #2 above, if the Fund’s asset coverage falls below 300%, the Fund will reduce borrowing within 3 days in order to ensure that the Fund has 300% asset coverage.

With respect to fundamental investment restriction #5 above, tax-exempt securities issued by states, municipalities and their political subdivisions are not considered to be part of any industry.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted a policy regarding the disclosure of information about the Fund’s portfolio holdings. The Fund and its service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or any affiliated person of the Adviser) in connection with the disclosure of portfolio holdings information of the Fund. The Trust’s policy is implemented and overseen by the Chief Compliance Officer of the Trust, subject to the oversight of the Board. Periodic reports regarding these procedures will be provided to the Board. The Trust, the Adviser and the Distributor (as defined below) will not disseminate non-public information concerning the Trust. The Board must approve all material amendments to this policy.

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Each business day, the Fund’s portfolio holdings information will generally be provided for dissemination through the facilities of the National Securities Clearing Corporation (“NSCC”) and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants (as defined below), and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. This information typically reflects the Fund’s anticipated holdings as of the next Business Day (as defined below).

Access to information concerning the Fund’s portfolio holdings may be permitted to personnel of third party service providers, including the Fund’s custodian, transfer agent, auditors and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers’ agreements with the Trust on behalf of the Fund.

Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Fund in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Fund, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.

The Fund discloses on the Adviser’s website at www.funds.rayliant.com at the start of each Business Day the identities and quantities of the securities and other assets held by the Fund that will form the basis of the Fund’s calculation of its NAV on that Business Day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on that Business Day. The Fund may also concurrently disclose this portfolio holdings information directly to ratings agencies on a daily basis.

Quarterly Portfolio Schedule. The Trust is required to disclose the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-PORT. The Trust will also disclose a complete schedule of the Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters.

Form N-PORT and Form N-CSR for the Fund will be available on the SEC’s website at www.sec.gov. The Fund’s Form N-PORT and Form N-CSR will be available without charge, upon request, by calling (866) 949-4945 or by writing to: Rayliant Funds Trust 5140 Birch Street Suite 300 Newport Beach, CA 92660.

Other Service Providers

Adviser. Personnel of the Adviser, including personnel responsible for managing the Fund’s portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide its management, administrative, and investment services to the Fund. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, as demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

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Ultimus Fund Solutions, LLC. Ultimus Fund Solutions, LLC is the fund accountant and administrator for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Brown Brothers Harriman & Co. Brown Brothers Harriman & Co. is the transfer agent and custodian for the Fund.

Cohen & Co. Cohen & Co. is the Fund’s independent registered public accounting firm; therefore, its personnel have access to the Fund’s portfolio holdings in connection with auditing of the Fund’s annual financial statements and providing assistance and consultation in connection with SEC filings.

Thompson Hine LLP. Thompson Hine LLP is counsel to the Trust; therefore, its personnel have access to the Fund’s portfolio holdings in connection with review of the Fund’s annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients

The Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities at any time or to any persons other than those described above. In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

Compliance with Portfolio Holdings Disclosure Procedures

The Trust’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the SEC and are available upon request. The Board consists of 3 individuals, two of whom are not “interested persons” (as defined under the 1940 Act) of the Trust or any investment adviser to any series of the Trust (“Independent Trustees”). Pursuant to the Governing Documents, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Board, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

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Board Leadership Structure

The Trust is led by David Scott, who has served as the Chairman of the Board since June 27, 2025. The Board is comprised of two Independent Trustees. Under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Governing Documents, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) executing and administering of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board, provide effective leadership that is in the best interests of the Trust, its fund and each shareholder.

Board Risk Oversight

The Board has a standing independent Audit Committee. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

David B. Scott, CFA

Mr. Scott serves as Chief Operating Officer for Rayliant Investment Research where he oversees Financial Reporting, Investment Operations, Technology, Compliance and Human Resources. His areas of focus also include Corporate Strategy, Partnerships, and Investment Products.

Mr. Scott has 24 years of experience in the investment management industry including leadership roles in consulting, M&A advisory, private equity investing, product management and operations.

Prior to joining Rayliant, Mr. Scott was Head of Corporate Strategy and Investment Solutions at Matthews Asia where he oversaw corporate finance, investment operations and was the chair of the investment product committee. Prior to that, Mr. Scott was Vice President at T. Rowe Price where he supported the Management Committee on key strategic matters related to T. Rowe Price global strategy, products and operations. Mr. Scott was also a Vice President at Lovell Minnick Partners where he focused on private equity buy-out and growth capital investments in financial services including investment and wealth management businesses. Earlier in his career, Mr. Scott was an investment banking Associate at Berkshire Global Advisors where he advised financial institutions on merger, acquisition, divestiture and joint venture transactions. Mr. Scott started his career as a mutual fund industry consultant and database developer at Strategic Insight where he advised clients on industry trends, competitive product positioning and fund competitiveness.

Mr. Scott received an MBA from Harvard Business School and a BS from Bates College. He is also a CFA charterholder.

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John Hyland

Mr. Hyland is a retired ETF executive and longtime veteran of the investment management industry, with extensive experience in portfolio management and securities research. Mr. Hyland also has extensive history in the development of innovative ETFs, particularly in the development of their use with non-traditional assets such as energy commodities, diversified commodity baskets, and cryptocurrencies. He also pioneered work in the re-securitization of commercial mortgage backed securities. Mr. Hyland is a frequent public speaker, author of investment related material, and often cited source in the financial press.

Laura V. Morrison

Ms. Morrison has over 30 years of experience in leadership roles at global stock exchanges and asset managers. She has extensive knowledge of ETFs as well as mutual funds, having set the strategy and managed the product development, sales distribution and marketing teams at a leading provider. Ms. Morrison also guided the growth of several listing exchanges in the U.S. and Europe including NYSE & Cboe Markets.

The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The business address of each Trustee and Officer is Rayliant Funds Trust, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Rayliant Funds Trust 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Independent Trustees

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee during the Past Five Years
John Hyland Year of Birth: 1959	Independent Trustee	Director, Matthews International Capital Management LLC (an investment advisory firm) (2018 – 2023); Global Head of Listed Securities, Bitwise Asset Management, Inc. (an investment advisory firm) (2018 – 2019); CEO/Chairman, PointBreak ETF Trust (an investment management company) (2015 – 2017).	1	Esoterica ETF Trust (Apr. 2021 – Feb. 2024) Kurv ETF Trust (Feb. 2024 – present)
Laura V. Morrison Year of Birth: 1966	Independent Trustee	Owner, LVM Advisory LLC (consulting services to financial institutions) since 2024; Director and Member of Nominating and Governance Committee, Women in ETFs (not for profit) (2021 – present); Formerly, Chief Revenue Officer, Direxion (2022-2023); Senior Vice President, Global Head of Listings, Cboe Global Markets (2015-2022).	1	World Funds Trust (July 2024 – present) ETF Opportunities Trust (July 2024 – present) Precidian ETF Trust (September 2024 – present)

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

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Interested Trustee and Officers

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee during the Past Five Years
David B. Scott, CFA Year of Birth: 1979	Chairman of the Board, Trustee, President and Treasurer since 2025	Chief Operating Officer and Chief Financial Officer of Adviser (since 2021); Head of Strategy and Investment Solutions at Matthews International Capital Management, LLC (2014-2021)	1	N/A
Josh Katz, CFA Year of Birth: 1973	Secretary since 2025	Chief Compliance Officer of Adviser (since 2025); Chief Compliance Officer of Affinity Investment Advisors, LLC (since 2013)	N/A	N/A
James Ash Year of Birth: 1976	Chief Compliance Officer since 2025	Senior Vice President, Head of Compliance (since 2023); Senior Compliance Officer, Northern Lights Compliance, LLC (2019 – 2023)	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.
**	The term “Fund Complex” applies only to the operational series of the Trust.

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Independent Trustees. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. John Hyland serves as the Chairman of the Audit Committee. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. The Audit Committee expects to meet 2 times during the upcoming fiscal year.

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Compensation

Each Independent Trustee receives a yearly fee of $10,000 paid $2,500 quarterly by the Trust within 10 days of the commencement of each calendar quarter for their service as a Trustee of the Board and for serving in his or her respective capacity as Chair of the Audit Committee, as well as reimbursement for any reasonable expenses incurred for attending regularly scheduled Board and Committee meetings.

Additionally, in the event a meeting of the Board other than its regularly scheduled meetings (a “Special Meeting”) is required, each Independent Trustee will receive a fee of $2,000 per Special Meeting, as well as reimbursement for any reasonable expenses incurred, to be paid by the relevant series of the Trust or the Adviser depending on the circumstances necessitating the Special Meeting.

None of the executive officers or interested Trustees receive compensation from the Trust.

The table below details the amount of compensation the Independent Trustees are expected to receive from the Fund and the Trust for the initial fiscal year. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Fiscal Year Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees
David B. Scott	$*	$0	$0	$0
Laura Morrison	$*	$0	$0	$10,000
John Hyland	$*	$0	$0	$10,000

*	Since the Fund has not yet commenced operations, no allocation of compensation is feasible.

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Management and Trustee Ownership

As of the date of this SAI, the Trustees and officers, as a group, owned the following shares of the Fund or any of the Fund Complex’s outstanding shares.

Board Member Name	Dollar Range of Shares Owned in the Funds	Aggregate Dollar Range of Shares Owned in Trust
David B. Scott	$0	$0
Laura Morrison	$0	$0
John Hyland	$0	$0

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Other Distributions, and Taxes.”

General Policies

The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. The Fund expect to make monthly dividend distributions. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually.

Dividend Distributions

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

Dividend Reinvestment Service

The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the Fund at NAV per Share. Distributions reinvested in additional Shares of the Fund will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control.

The DTC or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes. Investors owning shares are beneficial owners as shown on the records of DTC or its participants.

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INVESTMENT ADVISER

Investment Adviser and Advisory Agreement

Rayliant Investment Research doing business as Rayliant Asset Management, located at 5140 Birch Street, Suite 300, Newport Beach, CA 92660, serves as the Fund’s investment adviser pursuant to an investment management agreement between the Trust and the Adviser on behalf of the Fund (the “Management Agreement”). The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

Subject to the supervision of the Board, the Adviser provides or arranges to provide to the Fund such investment advice as the Adviser in its discretion deems advisable and furnishes or arranges to furnish a continuous investment program for the Fund consistent with the Fund’s investment objective and policies. The Adviser determines or arranges for others to determine the securities to purchase for the Fund, the portfolio securities held or sold by the Fund and the portion of the Fund’s assets held uninvested, subject always to the Fund’s investment objective, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board may from time to time establish. The Adviser furnishes such reports, evaluations, information or analyses to the Trust as the Board may request from time to time or as the Adviser may deem to be desirable. The Adviser also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Trust.

Pursuant to the Management Agreement, the Fund pays the Adviser a unitary fee (“Management Fee”) in return for the services it provides to the Fund. The Adviser is paid a monthly Management Fee at 0.75% based on the average daily assets of the Fund.

Under a unitary fee structure, the Adviser is responsible for paying substantially all the operating expenses of the Fund, excluding interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of the Fund’s shareholders and the Management Fee. In addition to the excluded operating expenses, the Fund also pay non-operating expenses such as litigation and indemnification expenses and other expenses determined to be extraordinary by the Trust.

The Management Agreement is in effect for two (2) years initially and shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Management Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of the Fund’s outstanding shares. The Management Agreement shall terminate automatically in the event of its assignment.

The Management Agreement was approved by the Board, including by a majority of the Independent Trustees, at a meeting held on July 18, 2025. A discussion regarding the basis for the Board’s approval of the Management Agreement with respect to the Fund will be available in the Fund’s first Form N-CSR report.

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Codes of Ethics

The Trust, the Adviser, and the Distributor have each adopted codes of ethics (each a “Code”) under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the Codes, the Trustees are permitted to invest in securities that may also be purchased by the Fund.

In addition, the Trust has adopted a code of ethics (the “Trust Code”), which applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Fund; (iii) compliance with applicable governmental laws, rule and regulations; (iv) the prompt internal reporting of violations of the Trust Code to an appropriate person or persons identified in the Trust Code; and (v) accountability for adherence to the Trust Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser or its designee, subject to the Board’s continuing oversight. The Policies require that the Adviser or its designee vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser or its designee to present to the Board, at least annually, the Adviser’s Proxy Policies, or the proxy policies of the Adviser’s designee, and a record of each proxy voted by the Adviser or its designee on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

Where a proxy proposal raises a material conflict between the Adviser’s interests and the Fund’s interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the client’s directive using the recommendation of an independent third party. If the third party’s recommendations are not received in a timely fashion, the Adviser will abstain from voting the securities held by that client’s account. A copy of the Adviser’s proxy voting policies is attached hereto as Appendix A.

More information. Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund at (866) 949-4945; (2) on the SEC’s website at http://www.sec.gov; and by visiting the Fund’s website at www.funds.rayliant.com. In addition, a copy of the Fund’s proxy voting policies and procedures are also available by calling (866) 949-4945 and will be sent within three business days of receipt of a request.

THE DISTRIBUTOR

Northern Lights Distributor, LLC (the “Distributor”), serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an ETF Distribution Agreement with the Trust (the “Distribution Agreement”). The Distributor is registered as a broker-dealer under the 1934 Act and each state’s securities laws and is a member of FINRA. The offerings of the Shares are continuous and the Distributor acts as an agent for the Trust. The Distributor will deliver a Prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor has no role in determining the investments or investment policies of the Fund.

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The Distribution Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not parties to the Distribution Agreement or the Trust’s distribution plan or interested persons of the Trust or of the Distributor (“Qualified Trustees”) by vote cast in person at a meeting called for the purpose of voting on such approval.

The Distribution Agreement may at any time be terminated, without penalty by the Trust, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding shares of the Trust on 60 days’ written notice to the other party. The Distribution Agreement will automatically terminate in the event of its assignment.

The Fund does not pay the Distributor any fees under the Distribution Agreement. However, the Adviser pays an annual fee to the Distributor plus reasonable out-of-pocket expenses incurred by Distributor in connection with activities performed for the Fund, including, without limitation, printing and distribution of prospectuses and shareholder reports, out of its own resources.

Rule 12b-1 Plans

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) for Shares pursuant to which the Fund is authorized to pay the Distributor, as compensation for Distributor’s account maintenance services under the Plans. The Board has approved a distribution and shareholder servicing fee at the rate of up to 0.25% of the Fund’s average daily net assets. Such fees are to be paid by the Fund monthly, or at such other intervals as the Board shall determine. Such fees shall be based upon the Fund’s average daily net assets during the preceding month, and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board and the Distributor. The Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services. The Fund will bear its own costs of distribution with respect to its shares. The Plan was adopted in order to permit the implementation of the Fund’s method of distribution. No fees are currently paid by the Fund under the Plan, and there are no current plans to impose such fees. In the event such fees were to be charged, over time they would increase the cost of an investment in the Fund.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing purchase and redemption transactions; making the Fund’s investment plan and shareholder services available; and providing such other information and services to investors in shares of the Fund as the Distributor or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Fund.

The Distributor is required to provide a written report, at least quarterly to the Board, specifying in reasonable detail the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on the Plans. During the term of the Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Plans, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

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Any agreement related to a Plan will be in writing and provide that: (a) it may be terminated by the Trust or the Fund at any time upon 60 days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

Securities Lending

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

PORTFOLIO MANAGERS

As of June 30, 2025, the portfolio managers are responsible for the portfolio management of the following types of accounts in addition to the Fund:

Jason Hsu, PhD.

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	4	$207.74	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Phil Wool, PhD.

Total Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type (in millions)	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee (in millions)
Registered Investment Companies	4	$207.74	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

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Conflicts of Interest

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute the Fund’s portfolio trades and/or specific uses of commissions from the Fund’s portfolio trades (for example, research, or “soft dollars”, if any). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation

The Adviser’s professional staff receive a combination of base salary and discretionary bonuses. Discretionary bonus is related to meeting performance key performance indicators, which depend on efforts and outputs which the Adviser believes drive the long-term success of its clients. The Adviser does not tie performance compensation to noisy short-term portfolio performance which it cannot attribute and claim credit for. The Adviser is majority employee-owned, and each member of the Adviser’s executive team is financially aligned with the firm and its investors through meaningful purchases of company stock (the firm is approximately 51% employee-owned, with additional employees participating in the firm’s board-approved employee stock option plan).

Ownership of Securities

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers in the Fund as of the date of this SAI.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Jason Hsu, PhD.
Rayliant-ChinaAMC Transformative China Tech ETF	$0
Phil Wool, PhD.
Rayliant-ChinaAMC Transformative China Tech ETF	$0

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ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the portfolio managers who are employees of the Adviser. The Adviser is authorized by the Board to allocate the orders placed on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

●	the best net price available;

●	the reliability, integrity and financial condition of the broker or dealer;

●	the size of and difficulty in executing the order; and

●	the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period. The Fund does not have any portfolio turnover information yet because it has not yet launched.

OTHER SERVICE PROVIDERS

Fund Administration

Ultimus Fund Solutions, LLC (the “Administrator”), which has its principal office at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, is primarily in the business of providing administrative and fund accounting to retail and institutional mutual funds.

Pursuant to a Fund Services Agreement with the Fund, the Administrator provides administrative services to the Fund, subject to the supervision of the Board. The Administrator may provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of the Administrator or its affiliates.

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The Fund Services Agreement remains in effect for two years from the effective date of the agreement, and will continue thereafter in for successive twelve month periods that such continuance if specifically approved at least annually by a majority of the Board. The agreement is terminable by the Board or the Administrator on ninety days’ written notice and may be assigned provided the non-assigning party provides prior written consent. This agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Fund Services Agreement, the Administrator provides facilitating administrative services, including: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund’s Registration Statement, Prospectuses and Statements of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Fund’s shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Tax Code and the Prospectus.

The Administrator also provides the Fund with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintenance of certain books and records described in Rule 31a-1 under the 1940 Act, and reconciliation of account information and balances among the Custodian and Adviser; and (vii) monitoring and evaluation of daily income and expense accruals, and sales and redemptions of shares of the Fund.

For administrative services rendered to the Fund under the agreement, the Administrator receives the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets. For the fund accounting services rendered to the Fund under the Agreement, the Administrator receives the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets. The Administrator is also reimbursed for any out-of-pocket expenses.

Transfer Agent

Brown Brothers & Harriman, Co., located at 50 Post Office Square, Boston, MA 02110, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to written agreement with the Fund (the “Transfer Agent”). Under the agreement, the Transfer Agent is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

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Custodian

Brown Brothers & Harriman, Co., located at 50 Post Office Square, Boston, MA 02110 (the “Custodian”), serves as the custodian of the Fund’s assets pursuant to a Custodian and Transfer Agent Agreement by and between the Custodian and the Trust on behalf of the Fund. The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custodian and Transfer Agent Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Compliance Officer

Northern Lights Compliance Services, LLC (“NLCS”), 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022-3474, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. NLCS’ compliance services consist primarily of reviewing and assessing the policies and procedures of the Trust and its service providers pertaining to compliance with applicable federal securities laws, including Rule 38a-1 under the 1940 Act. For the compliance services rendered to the Fund, the Trust pays NLCS a fixed annual fund fee and an additional fee per each fund. The Fund also pays NLCS for any out-of-pocket expenses.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the current series of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series or classes. Matters such as election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share has equal, dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. The Trust’s secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a providing a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

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As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading “How Shares are Priced,” the NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund.

Generally, the Fund’s domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Adviser as the Board’s valuation designee in accordance with procedures approved by the Board and as further described below. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market.

Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term investments having a maturity of 60 days or less may be generally valued at amortized cost when it approximated fair value.

Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange, or, if no settlement price is available, at the last sale price as of the close of business prior to when the Fund calculates NAV. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Adviser acting as the Board’s valuation designee. Swap agreements and other derivatives are generally valued daily depending on the type of instrument and reference assets based upon market prices, the mean between bid and asked prices quotations from market makers or by a pricing service or other parties in accordance with the valuation procedures of the Adviser as valuation designee.

Under certain circumstances, the Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Shares are not priced, the value of securities held by the Fund can change on days when Shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Adviser as valuation designee in accordance with procedures approved by the Board as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Shares.

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Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services or other parties in accordance with the valuation procedures of the Adviser as the Board’s valuation designee. As a result, the NAV of the Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and an investor is not able to purchase, redeem or exchange Shares.

Shares are valued at the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time) (the “Exchange Close”) on each day that the Exchange is open. For purposes of calculating the NAV, the Fund normally use pricing data for domestic equity securities received shortly after the Exchange Close and does not normally take into account trading, clearances or settlements that take place after the Exchange Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

When market quotations are insufficient or not readily available, the Fund may value securities at fair value or estimate its value as determined in good faith by the Adviser as the Board’s valuation designee, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the Exchange Close.

Creation Units

The Fund sells and redeems Shares in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form on any Business Day. A “Business Day” is any day on which the Exchange is open for business. As of the date of this SAI, the Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

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A Creation Unit is an aggregation of 25,000 Shares. The Board may declare a split or a consolidation in the number of Shares outstanding of the Fund or Trust and make a corresponding change in the number of Shares in a Creation Unit.

Authorized Participants

Only Authorized Participants that have entered into agreements with the Trust or the Distributor may purchase or redeem Creation Units. In order to be an Authorized Participant, a firm must be either a broker-dealer or other participant (“Participating Party”) in the Continuous Net Settlement System (“Clearing Process”) of the National Securities Clearing Corporation (“NSCC”) or a participant in DTC with access to the DTC system (“DTC Participant”), and you must execute an agreement (“Participant Agreement”) with the Distributor that governs transactions in the Fund’s Creation Units.

Investors who are not Authorized Participants but want to transact in Creation Units may contact the Distributor for the names of Authorized Participants. An Authorized Participant may require investors to enter into a separate agreement to transact through it for Creation Units and may require orders for purchases of shares placed with it to be in a particular form. Investors transacting through a broker that is not itself an Authorized Participant and therefore must still transact through an Authorized Participant may incur additional charges. There are expected to be a limited number of Authorized Participants at any one time.

Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor. Market disruptions and telephone or other communication failures may impede the transmission of orders.

Transaction Fees

A fixed fee payable to the Custodian is imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu (as defined below) are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). With the approval of the Board, the Adviser may waive or adjust the Transaction Fees, including the Fixed Fee and/or Variable Charge (shown in the table below), from time to time. In such cases, the Authorized Participant will reimburse the Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Fund and the cash-in-lieu amount, applicable registration fees, brokerage commissions and certain taxes. In addition, purchasers of Creation Units are responsible for the costs of transferring the deposit securities to the account of the Fund.

Investors who use the services of a broker, or other such intermediary may be charged a fee for such services. The Transaction Fees for the Fund is listed in the table below.

Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchases*
$1,500	2%

*	As a percentage of the amount invested.

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The Clearing Process

Transactions by an Authorized Participant that is a Participating Party using the NSCC system are referred to as transactions “through the Clearing Process.” Transactions by an Authorized Participant that is a DTC Participant using the DTC system are referred to as transactions “outside the Clearing Process.” The Clearing Process is an enhanced clearing process that is available only for certain securities and only to DTC participants that are also participants in the Continuous Net Settlement System of the NSCC. In-kind (portions of) purchase orders not subject to the Clearing Process will go through a manual clearing process run by DTC. Portfolio Deposits that include government securities must be delivered through the Federal Reserve Bank wire transfer system (“Federal Reserve System”). Fund Deposits that include cash may be delivered through the Clearing Process or the Federal Reserve System. In-kind deposits of securities for orders outside the Clearing Process must be delivered through the Federal Reserve System (for government securities) or through DTC (for corporate securities).

Foreign Securities

Because the portfolio securities of the Fund may trade on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or to purchase or sell shares of the Fund on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

Purchasing Creation Units

Portfolio Deposit

The consideration for a Creation Unit generally consists of the deposit securities and a Cash Component. Together, the deposit securities and the Cash Component constitute the “Portfolio Deposit.” The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the deposit securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of the Fund and (y) the market value of the deposit securities. If (x) is more than (y), the Authorized Participant will pay the Cash Component to the Fund. If (x) is less than (y), the Authorized Participant will receive the Cash Component from the Fund.

On each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each deposit security in the current Portfolio Deposit (based on information at the end of the previous Business Day) for the Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. The deposit securities announced are applicable to purchases of Creation Units until the next announcement of deposit securities.

The deposit securities may change and as rebalancing adjustments and corporate action events of the underlying index are reflected from time to time by the Adviser in the Fund’s portfolio. The deposit securities may also change in response to the rebalancing and/or constitution of the underlying index. These adjustments will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit.

Payment of any stamp duty or the like shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit. The Authorized Participant must ensure that all deposit securities properly denote change in beneficial ownership.

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Custom Orders and Cash-in-Lieu

The Fund may, in its sole discretion, permit or require the substitution of an amount of cash (“cash-in-lieu”) to be added to the Cash Component to replace any deposit security. The Fund may permit or require cash-in-lieu when, for example, a deposit security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, the Fund may permit or require cash in lieu of deposit securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities laws or policies from transacting in one or more deposit securities. The Fund will comply with the federal securities laws in accepting deposit securities including that the deposit securities are sold in transactions that would be exempt from registration under the Securities Act. All orders involving cash-in-lieu, as well as certain other types of orders, are considered to be “Custom Orders.”

Purchase Orders

To order a Creation Unit, an Authorized Participant must submit an irrevocable purchase order to the Distributor.

Timing of Submission of Purchase Orders

An Authorized Participant must submit an irrevocable purchase order no later than the earlier of (i) 4:00 p.m. Eastern Time or (ii) the closing time of the bond markets and/or the trading session on the Exchange, on any Business Day in order to receive that Business Day’s NAV (“Cut-off Time”). The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” An order to create Creation Units is deemed received on a Business Day if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating custom orders and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the “Settlement Date,” which is generally the Business Day immediately following the Transmittal Date (“T+1”).

Orders Using the Clearing Process

If available, (portions of) orders may be settled through the Clearing Process. In connection with such orders, such trade instructions are transmitted, on behalf of the Authorized Participant, as are necessary to effect the creation order. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Portfolio Deposit to the Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System.

Orders Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Portfolio Deposits will be made outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will be effected through DTC. The Portfolio Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of deposit securities (whether standard or custom) through DTC to the Fund account by 11:00 a.m., Eastern time, on T+1. The Cash Component, along with any cash-in-lieu and Transaction Fee, must be transferred directly to the Custodian through the Federal Reserve System in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive both the deposit securities and the cash by the appointed time, the order may be cancelled. A cancelled order may be resubmitted the following Business Day but must conform to that Business Day’s Portfolio Deposit. Authorized Participants that submit a cancelled order will be liable to the Fund for any losses incurred by the Fund in connection therewith.

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Orders involving foreign deposit securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable purchase order, the Distributor will notify the Adviser and the Custodian of such order. The Custodian, who will have caused the appropriate local sub-custodian(s) of the Fund to maintain an account into which an Authorized Participant may deliver deposit securities (or cash-in-lieu), with adjustments determined by the Fund, will then provide information of the order to such local sub-custodian(s). The ordering Authorized Participant will then deliver the deposit securities (and any cash-in-lieu) to the Fund’s account at the applicable local sub-custodian. The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Fund, immediately available or same day funds in U.S. dollars estimated by the Fund to be sufficient to pay the Cash Component and Transaction Fee. When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern Time, on the contractual settlement date.

Acceptance of Purchase Order

All questions as to the number of shares of each security in the deposit securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund. The Fund’s determination shall be final and binding.

The Fund reserves the right to reject or revoke acceptance of a purchase order transmitted to it under certain circumstances including but not limited to (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (c) the deposit securities delivered do not conform to the deposit securities for the applicable date; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; or (d) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy or computer failures; fires, floods or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other informational systems affecting the Trust, the Distributor, DTC, NSCC, the Adviser, the Custodian, a sub-custodian or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify an Authorized Participant of its rejection of the order. The Fund, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits, and they shall not incur any liability for the failure to give any such notification.

Issuance of a Creation Unit

Once the Fund has accepted an order, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. A confirmation of acceptance will be transmitted to the Authorized Participant that placed the order.

Except as provided below, a Creation Unit will not be issued until the Fund obtains good title to the deposit securities and the Cash Component, along with any cash-in-lieu and Transaction Fee. The delivery of Creation Units will generally occur no later than T+1 except with respect to certain foreign securities.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

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With respect to orders involving foreign deposit securities, when the applicable local sub-custodian(s) have confirmed to the Custodian that the deposit securities (or cash-in-lieu) have been delivered to the Fund’s account at the applicable local sub-custodian(s), the Distributor and the Adviser shall be notified of such delivery, and the Fund will issue and cause the delivery of the Creation Unit. While, as stated above, Creation Units are generally delivered on T+1, the Fund may settle Creation Unit transactions on a basis other than T+1, in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

The Fund may issue a Creation Unit prior to receiving good title to the deposit securities, under the following circumstances. Pursuant to the applicable Participant Agreement, the Fund may issue a Creation Unit notwithstanding that (certain) deposit securities have not been delivered, in reliance on an undertaking by the relevant Authorized Participant to deliver the missing deposit securities as soon as possible, which undertaking is secured by such Authorized Participant’s delivery to and maintenance with the Custodian of collateral having a value equal to at least 115% of the value of the missing deposit securities (“Collateral”), as adjusted by time to time by the Adviser. Such Collateral will have a value greater than the NAV of the Creation Unit on the date the order is placed. Such Collateral must be delivered no later than 2:00 p.m., Eastern Time, on T+1. The only Collateral that is acceptable to the Fund is cash in U.S. Dollars.

While (certain) deposit securities remain undelivered, the Collateral shall at all times have a value equal to at least 115% (as adjusted by the Adviser) of the daily marked-to-market value of the missing deposit securities. At any time, the Fund may use the Collateral to purchase the missing securities, and the Authorized Participant will be liable to the Fund for any costs incurred thereby or losses resulting therefrom, whether or not they exceed the amount of the Collateral, including any Transaction Fee, any amount by which the purchase price of the missing deposit securities exceeds the market value of such securities on the Transmittal Date, brokerage and other transaction costs. The Trust will return any unused Collateral once all of the missing securities have been received by the Fund. More information regarding the Fund’s current procedures for collateralization is available from the Distributor.

Cash Purchase Method

When cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases. In the case of a cash purchase, the investor must pay the cash equivalent of the Portfolio Deposit. In addition, cash purchases will be subject to Transaction Fees, as described above.

Redeeming a Creation Unit

Redemption Basket

The consideration received in connection with the redemption of a Creation Unit generally consists of an in-kind basket of designated securities (“Redemption Securities”) and a Cash Component. Together, the Redemption Securities and the Cash Component constitute the “Redemption Basket.”

There can be no assurance that there will be sufficient liquidity in Shares in the secondary market to permit assembly of a Creation Unit. In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.

The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Redemption Securities. Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of the Fund and (y) the market value of the Redemption Securities. If (x) is more than (y), the Authorized Participant will receive the Cash Component from the Fund. If (x) is less than (y), the Authorized Participant will pay the Cash Component to the Fund.

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If the Redemption Securities on a Business Day are different from the deposit securities, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each Redemption Security in the current Redemption Basket (based on information at the end of the previous Business Day) for the Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. If the Redemption Securities on a Business Day are different from the deposit securities, all redemption requests that day will be processed outside the Clearing Process.

The Redemption Securities may change as rebalancing adjustments and corporate action events of the underlying index are reflected from time to time by the Adviser in the Fund’s portfolio. The Redemption Securities may also change in response to the rebalancing and/or reconstitution of the underlying index. These adjustments will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Redemption Basket.

The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares or determination of the ETF’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC.

Custom Redemptions and Cash-in-Lieu

The Fund may, in its sole discretion, permit or require the substitution of cash-in-lieu to be added to the Cash Component to replace any Redemption Security. The Fund may permit or require cash-in-lieu when, for example, a Redemption Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, the Fund may permit or require cash-in-lieu of Redemption Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities law or policies from transacting in one or more Redemption Securities. The Fund will comply with the federal securities laws in satisfying redemptions with Redemption Securities, including that the Redemption Securities are sold in transactions that would be exempt from registration under the Securities Act. All redemption requests involving cash-in-lieu are considered to be “Custom Redemptions.”

Redemption Requests

To redeem a Creation Unit, an Authorized Participant must submit an irrevocable redemption request to the Distributor.

An Authorized Participant submitting a redemption request is deemed to represent to the Fund that it or, if applicable, the investor on whose behalf it is acting, (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the Creation Unit to be redeemed and can receive the entire proceeds of the redemption, and (ii) all of the Shares that are in the Creation Unit to be redeemed have not been borrowed, loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement that would preclude the delivery of such Shares to the Fund. The Fund reserves the absolute right, in its sole discretion, to verify these representations, but will typically require verification in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of the requested representations, the redemption request will not be considered to be in proper form and may be rejected by the Fund.

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Timing of Submission of Redemption Requests

An Authorized Participant must submit an irrevocable redemption order no later than the Cut-off Time. The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” A redemption request is deemed received if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating Custom Redemptions and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve System, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the Settlement Date, as defined above.

Requests Using the Clearing Process

If available, (portions of) redemption requests may be settled through the Clearing Process. In connection with such orders, such trade instructions as are necessary to effect the redemption are transmitted on behalf of the Authorized Participant. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Creation Unit(s) to the Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System, as described above.

Requests Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Redemption Baskets will be delivered outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the redemption will be effected through DTC. The Authorized Participant must transfer or cause to be transferred the Creation Unit(s) of shares being redeemed through the book-entry system of DTC so as to be delivered through DTC to the Custodian by 10:00 a.m., Eastern Time, on received T+1. In addition, the Cash Component must be received by the Custodian by 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive the Creation Unit(s) and Cash Component by the appointed times on T+1, the redemption will be rejected, except in the circumstances described below. A rejected redemption request may be resubmitted the following Business Day.

Orders involving foreign Redemption Securities are expected to be settled outside the Clearing Process. Thus, the Adviser and the Custodian will be notified upon receipt of an irrevocable redemption request. The Custodian will then provide information of the redemption to the Fund’s local sub-custodian(s). The redeeming Authorized Participant, or the investor on whose behalf is acting, will have established appropriate arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which the Redemption Securities are customarily traded and to which such Redemption Securities (and any cash-in-lieu) can be delivered from the Fund’s accounts at the applicable local sub-custodian(s).

Acceptance of Redemption Requests

All questions as to the number of shares of each security in the deposit securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust. The Trust’s determination shall be final and binding.

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Delivery of Redemption Basket

Once the Fund has accepted a redemption request, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Redemption Basket, against receipt of the Creation Unit(s) at such NAV, any cash-in-lieu and Transaction Fee. A Creation Unit tendered for redemption and the payment of the Cash Component, any cash-in-lieu and Transaction Fee will be effected through DTC. The Authorized Participant, or the investor on whose behalf it is acting, will be recorded on the book-entry system of DTC. The Redemption Basket will generally be delivered to the redeeming Authorized Participant within T+1. Except under the circumstances described below, however, a Redemption Basket generally will not be issued until the Creation Unit(s) are delivered to the Fund, along with the Cash Component, any cash-in-lieu and Transaction Fee.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

With respect to orders involving foreign Redemption Securities, the Fund may settle Creation Unit transactions on a basis other than T+1 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period.

Cash Redemption Method

When cash redemptions of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind redemptions. In the case of a cash redemption, the investor will receive the cash equivalent of the Redemption Basket minus any Transaction Fees, as described above.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax advisor regarding their investment in the Fund.

The Fund has qualified and intends to continue to qualify and has elected to be treated as a regulated investment company under Subchapter M of the Tax Code, and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Tax Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund. Capital losses incurred after January 31, 2011 may now be carried forward indefinitely and retain the character of the original loss. Under pre-enacted laws, capital losses could be carried forward to offset any capital gains for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. Capital loss carry forwards are available to offset future realized capital gains. To the extent that these carry forwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

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The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Tax Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net capital gain, if any, will be made annually no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Tax Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Tax Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Tax Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain; regardless of the length of time the shares of the Trust have been held by such shareholders.

Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

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Redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Tax Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Tax Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

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Passive Foreign Investment Companies

Investment by the Fund in certain passive foreign investment companies (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a qualified electing fund (“QEF”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections, therefore, may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

Foreign Currency Transactions

The Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

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Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income, which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

The Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions. Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Shares.

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A brief explanation of the form and character of the distribution accompany each distribution. In January of each year, the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Co., 1835 Market St., Suite 310, Philadelphia, PA 19103, serves as the Fund’s independent registered public accounting firm for the current fiscal year. The firm provides services including (i) audit of annual financial statements, (ii) tax services for the Fund, and (ii) assistance and consultation in connection with SEC filings.

LEGAL COUNSEL

Thompson Hine LLP, located at 41 South High Street, Suite 1700, Columbus, OH 43215, serves as the Trust’s legal counsel.

FINANCIAL STATEMENTS

Rayliant Funds Trust

Rayliant-ChinaAMC Transformative China Tech ETF

STATEMENT OF ASSETS AND LIABILITIES

as of July 24, 2025

ASSETS
Cash	$100,000
Total Assets	$100,000

NET ASSETS	$100,000

At July 24, 2025, the components of net assets were as follows:
Paid In Capital	$100,000
Net Assets	$100,000

Shares issued and outstanding, $0 par value (Unlimited number of shares authorized)	4,000

Net asset value per share	$25.00

The accompanying notes are an integral part of this financial statement.

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(1) ORGANIZATION

The Rayliant-ChinaAMC Transformative China Tech ETF (the “Fund”) is a non-diversified series of shares of beneficial interest of Rayliant Funds Trust (the “Trust”), a Delaware statutory trust organized on January 24, 2025, under the Investment Company Act of 1940, as amended (the “1940Act”), as an open-end management investment company. The Fund did not have any operations from that date until July 24, 2025, other than those relating to organizational matters and registration of its shares under applicable securities law.

Rayliant Investment Research (the “Adviser”) serves as the Fund’s investment adviser. The Adviser purchased the initial shares at $25.00 per share on July 24, 2025.

The investment objective of the Fund is to seek to track the investment results (before fees and expenses) of the Solactive ChinaAMC Transformative China Tech Index (the “Underlying Index”). The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in securities that comprise the Underlying Index, as well as American Depositary Receipts (“ADRs”) that represent securities in the Underlying Index. The Fund may also use total return swaps on the performance of the Underlying Index. The Underlying Index is comprised of 300 companies from China or Hong Kong that engage in one of the following sectors: (1) Automotive and Transportation; (2) Commercial and Consumer Service Technology; (3) Electronics and Electrical Products; (4) Health Technology; (5) Industrial and Manufacturing Technology; or (6) Digital Technology and Software.

(2) SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The following is a summary of significant accounting policies used in preparing the financial statement. The accompanying financial statement has been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”.

Organizational and Offering Costs

All of the costs incurred in conjunction with the organization of the Fund and all costs of offering the Fund’s shares of beneficial interest for sale will be paid by the Adviser under the terms of the unitary management fee arrangement described in Note 3.

Use of Estimates

The preparation of the financial statement in conformity with GAAP requires management to make estimates and assumptions related to the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement and the reported amounts of income and expenses during the period. Actual results could differ from those estimates.

Tax Information

It is the policy of the Fund to qualify as a regulated investment company, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

Accordingly, no provision for federal income or excise tax is necessary.

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Indemnification

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

(3) INVESTMENT ADVISER, AFFILIATES AND OTHER SERVICE PROVIDERS

Pursuant to a Management Agreement, the Fund pays the Adviser a unitary monthly management fee at an annual rate of 0.75% of the average daily net assets of the Fund. The Management Agreement between the Fund and the Adviser provides that the Adviser pays substantially all operating expenses of the Fund, excluding interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), acquired fund fees and expenses, expenses incidental to a meeting of the Fund’s shareholders and the management fee. In addition to the excluded operating expenses, the Fund also pays non-operating expenses such as litigation and indemnification expenses and other expenses determined to be extraordinary by the Trust.

Distributor

Northern Lights Distributor, LLC (the “Distributor”), serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an ETF Distribution Agreement with the Trust (the “Distribution Agreement”).

Administrator and Accounting Agent

Ultimus Fund Solutions, LLC (“Ultimus”) serves as the Administrator and Accounting Agent to the Fund pursuant to a Fund Services Agreement with the Fund.

Transfer Agent

Brown Brothers & Harriman, Co., acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to written agreement with the Fund

Legal Counsel

Thompson Hine LLP acts as legal counsel to the Fund.

Custodian

Brown Brothers & Harriman, Co., serves as the custodian of the Fund’s assets pursuant to a Custodian and Transfer Agent Agreement by and between the Custodian and the Trust on behalf of the Fund. The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments.

(4) DISTRIBUTION AND SERVICE PLAN

The Fund has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the Distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the1940 Act.

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No distribution or service fees are currently paid by the Fund and will not be paid by the Fund unless authorized by the Board. There are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund.

(5) SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of the financial statement and has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders Rayliant-ChinaAMC Transformative China Tech ETF and

Board of Trustees of Rayliant Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Rayliant-ChinaAMC Transformative China Tech ETF (the “Fund”), a series of Rayliant Funds Trust, as of July 24, 2025, and the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Fund as of July 24, 2025, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of assets owned as of July 24, 2025, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2025.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

September 8, 2025

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PROXY VOTING POLICY – APPENDIX A

Policies and Procedures

I.	INTRODUCTION

Rayliant Asset Management and its subsidiaries (collectively “Rayliant” or the “Firm”) have a fiduciary duty to make investment decisions that are in our clients’ best interests by maximizing the value of their shares.

This Proxy Voting and Governance Policy (“Proxy Voting and Governance Policy” or “Policy”), outlines our principles for proxy voting and includes a wide range of issues that often appear on proxies globally.

We have a Proxy Voting Committee (“Proxy Voting Committee” or “Committee”), which provides oversight and includes senior investment professionals from Portfolio Management, Research, Compliance, and Investment Operations personnel. It is the responsibility of the Committee to review issues not covered by these guidelines, and to review the Policy at least on an annual basis. Members of the committee are listed in Appendix A.

We believe a company’s environmental, social and governance (“ESG”) practices may have a significant effect on the value of the company, and we take these factors into consideration when voting. We sometimes manage accounts where proxy voting is directed by clients or newly acquired subsidiary companies. In these cases, voting decisions may deviate from this Policy.

II.	APPLICABLE ENTITIES

This policy shall apply to Rayliant Asset Management Limited and Rayliant Investment Research.

III.	PROXY VOTING GUIDELINES

Our proxy voting guidelines are both principles-based and rules-based. We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value).

In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. We will evaluate on a case-by-case basis any proposal not specifically addressed by these guidelines, whether submitted by management or shareholders, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.

A.	BOARD AND DIRECTOR PROPOSALS

1.	Board Diversity (SHP i.e., Shareholder primacy)

Board diversity is increasingly an important topic. We believe a diversity of ethnicity, gender and experience is an important consideration. We expect boards to be comprised of a diverse selection of individuals who bring their personal and professional experiences. Hence, we generally will support proposals.

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2.	Changes in Board Structure and Amending the Articles of Incorporation

Companies may propose various provisions with respect to the structure of the board of directors, including changing the way board vacancies are filled, directors are nominated and the number of directors. Such proposals may require amending the charter or by-laws. We generally will oppose proposals without seeking shareholder approval and/or restricting or diminishing shareholder rights.

3.	Classified Boards

A classified board typically is divided into three separate classes. Each class holds office for a term of two or three years. Only a portion of the board can be elected or replaced each year. Because this type of proposal has fundamental antitakeover implications, we generally will oppose the adoption of classified boards unless there is a justifiable financial reason, or an adequate sunset provision exists. However, where a classified board already exists, we will not oppose directors who sit on such boards for that reason. We also will vote against directors that fail to implement shareholder approved proposals to declassify boards that we previously supported.

4.	Director Liability and Indemnification

Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and recklessness.

We generally will support proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. We will also support proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, we believe the director or officer acted in good faith and in the best interests of the company.

However, we will oppose proposals to indemnify auditors.

5.	Disclose CEO Succession Plan (SHP)

Proposals like these are often suggested by shareholders of companies with long-tenured CEOs and/or high employee turnover rates. Even though some markets might not require the disclosure of a CEO succession plan, we do think it is good business practice and will support these proposals.

6.	Election of Directors

The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally will vote in favor of the management-proposed slate of directors while considering several factors, including the market best practice. We believe companies should have a majority of independent directors and independent key committees.

In addition:

●	We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We will vote against directors (or withhold votes for directors if plurality voting applies) who fail to act on key issues.
●	We will abstain or vote against (depending on a company’s history of disclosure in this regard) directors of issuers where there is insufficient information about the nominees disclosed in the proxy statement.
●	We will vote against directors for unilateral bylaw amendments that diminish shareholder rights.
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a. Controlled Company Exemption

We generally will not oppose that company’s directors simply because the board does not include a majority of independent members. And as defined by the U.S. stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.

b. Voting for Director Nominees in a Contested Election

On occasion, directors are forced to compete for election against outside director nominees (contested elections). As we believe that strong management creates long-term shareholder value, we generally will vote in support of management of companies in which the funds are invested and place the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management’s nominees. We may abstain or oppose proposals if we have concerns on the followings:

●	Management’s track record and strategic plan for enhancing shareholder value;
●	The qualifications of the nominees.

7.	Independent Lead Director (SHP)

We support shareholder proposals that request a company to amend its by-laws to establish an independent lead director, if the position of chairman is non-independent. If a company has such an independent lead director in place, we will generally oppose a proposal to require an independent board chairman, barring any additional board leadership concerns.

8.	Limit Term of Directorship (SHP)

These proposals seek to limit the term during which a director may serve on a board to a set number of years. When these proposals are not controversial or discriminatory, we generally will vote for the proposals.

Where boards find that age limits or term limits are the most efficient and objective mechanism for ensuring periodic board refreshment, we generally defer to the board’s determination in setting such limits.

9.	Majority of Independent Directors (SHP)

Each company’s board of directors has a duty to always act in the best interest of the company’s shareholders. We believe that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, we will support proposals seeking a majority of independent directors on the board while taking into consideration local market regulations and corporate governance codes.

10.	Majority of Independent Directors on Key Committees (SHP)

In order to ensure that those who evaluate management’s performance, recruit directors and set management’s compensation are free from conflicts of interests, we believe that the audit, nominating/governance, and compensation committees should be composed of a majority of independent directors while taking into consideration local market regulation, corporate governance codes, and controlled company status. And pursuant to the SEC rules, adopted pursuant to the Sarbanes-Oxley Act of 2002, as of October 31, 2004, each U.S. listed issuer must have a fully independent audit committee. Therefore, we generally will support proposals.

11.	Majority Votes for Directors (SHP)

We believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company. This objective is strengthened if directors are elected by a majority of votes cast at an annual meeting rather than by the plurality method commonly used. With plurality voting a director could be elected by a single affirmative vote even if the rest of the votes were withheld. We further believe that majority voting provisions will lead to greater director accountability. Therefore, we will support proposals.

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12.	Removal of Directors Without Cause (SHP)

Company by-laws sometimes define cause very narrowly, including only conditions of criminal indictment, final adverse adjudication that fiduciary duties were breached or incapacitation, while also providing shareholders with the right to remove directors only upon “cause”. We believe that the circumstances under which shareholders have the right to remove directors should not be limited to those traditionally defined by companies as “cause”. We also believe that shareholders should have the right to conduct a vote to remove directors who fail to perform in a manner consistent with their fiduciary duties or representative of shareholders’ best interests. Hence, we generally will support proposals that would provide shareholders with the right to remove directors without cause.

13.	Require Independent Board Chairman (SHP)

We believe there can be benefits to an executive chairman and to having the positions of chairman and CEO combined as well as split. Hence, generally we will support a strong independent lead director. But, for companies with smaller market capitalizations, separate chairman and CEO positions may not be practical and we will defer to boards to designate the most appropriate leadership structure to ensure adequate balance and independence.

B.	COMPENSATION PROPOSALS

14.	Equity Compensation Plan (SHP)

We encourage the use of reasonably designed equity compensation plan, and we believe the equity compensation plans should align the interest of management with incentives to increase long-term shareholder value. Hence, we generally will support the proposal.

However, we will oppose plans if they contain “evergreen” provisions, which allow for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period. We also generally will oppose plans that allow for repricing without shareholder approval. We will also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur.

15.	Adopt Policies to Prohibit any Death Benefits to Senior Executives (SHP)

We view these bundled proposals as too restrictive and conclude that blanket restrictions on any and all such benefits, including the payment of life insurance premiums for senior executives, could put a company at a competitive disadvantage. Hence, we generally will oppose the proposal.

16.	Advisory Vote to Ratify Directors’ Compensation (SHP)

Like advisory votes on executive compensation, shareholders may request a non-binding advisory vote to approve compensation given to board members. We generally will support this item.

17.	Amend Executive Compensation Plan Tied to Performance (SHP)

These proposals seek to force a company to amend executive compensation plans such that compensation awards tied to performance are deferred for shareholder specified and extended periods of time. As a result, awards may be adjusted downward if performance goals achieved during the vesting period are not sustained during the added deferral period. We believe that most companies have adequate vesting schedules and claw-backs in place. Under such circumstances, we will oppose these proposals.

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18.	Approve Remuneration for Directors and Auditors

The key purpose of remuneration is to attract, retain and reward key personnel who are fundamental to the long-term success of the company. The remuneration of executive directors should be determined by independent Remuneration Committees and fully disclosed to shareholders. Hence, we generally will support the proposals.

19.	Approve Retirement Bonuses for Directors (Japan and South Korea)

Retirement bonuses are customary in Japan and South Korea. Companies seek approval to give the board authority to grant retirement bonuses for directors and/or auditors and to leave the exact amount of bonuses to the board’s discretion. We will generally support proposals. However, when the details of the retirement bonus are inadequate or undisclosed, we will abstain or vote against.

20.	Disclose Executive and Director Pay (SHP)

The United States Securities and Exchange Commissions (“SEC”) has adopted rules requiring increased and/or enhanced compensation-related and corporate governance-related disclosure in proxy statements and Forms 10-K. Similar steps have been taken by regulators in foreign jurisdictions. We believe the rules enacted by the SEC and various foreign regulators generally ensure more complete and transparent disclosure. Therefore, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation.

21.	Executive and Employee Compensation Plans, Policies and Reports

Compensation plans (“Compensation Plans”) usually are a major corporate expense. Where disclosure relating to the details of Compensation Plans is inadequate or provided without sufficient information or time for us to consider our vote, we will abstain or vote against.

We will oppose plans that contain “evergreen” provisions, which allow for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period. We will also generally oppose plans that allow for repricing without shareholder approval. We will also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur.

22.	Limit Executive Pay (SHP)

We believe that management and directors, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. Hence, we generally will oppose shareholder proposals seeking to limit executive pay. Depending on our analysis of the specific circumstances, we are generally against requiring a company to adopt a policy prohibiting tax gross up payments to senior executives.

23.	Mandatory Holding Periods (SHP)

We generally will vote against shareholder proposals asking companies to require a company’s executives to hold stock for a specified period after acquiring that stock by exercising company-issued stock options (i.e., precluding “cashless” option exercises), unless we believe implementing a mandatory holding period is necessary to help resolve underlying problems at a company that have hurt, and may continue to hurt, shareholder value. We are generally in favor of reasonable stock ownership guidelines for executives.

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24.	Performance-Based Stock Option Plans (SHP)

These shareholder proposals require a company to adopt a policy that all or a portion of future stock options granted to executives be performance-based. Performance-based options usually take the form of indexed options (where the option sale price is linked to the company’s stock performance versus an industry index), premium priced options (where the strike price is significantly above the market price at the time of the grant) or performance vesting options (where options vest when the company’s stock price exceeds a specific target). We generally will support proposals unless:

●	Pricing: We believe that options should be priced at a fair market value on the date they are granted. We generally oppose options priced at a discount.
●	Re-pricing: An “out-of-the-money” (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with the policy of offering options as a form of long-term compensation.

25.	Prohibit Relocation Benefits to Senior Executives (SHP)

We do not consider such perquisites to be problematic pay practices if they are properly disclosed. Therefore, we will oppose shareholder proposals asking to prohibit relocation benefits.

26.	Recovery of Performance-Based Compensation (SHP)

We generally will support shareholder proposals requiring the board to seek recovery of performance-based compensation awards to senior management and directors in the event of a fraud or other reasons that resulted in the detriment to shareholder value and/or company reputation due to gross ethical lapses.

27.	Submit Golden Parachutes/Severance Plans to a Shareholder Vote (SHP)

Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. We recognize that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism. Accordingly, we will support proposals to submit severance plans (including supplemental retirement plans), to a shareholder vote. And we generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision and single trigger for cash incentives.

28.	Submit Golden Parachutes/Severance Plans to a Shareholder Vote Prior to Their Being Negotiated by Management (SHP)

CASE-BY-CASE

We believe that in order to attract qualified employees, companies must be free to negotiate compensation packages without shareholder interference. However, shareholders must be given an opportunity to analyze a compensation plan’s final, material terms in order to ensure it is within acceptable limits. Accordingly, we evaluate proposals that require submitting severance plans and/or employment contracts for a shareholder vote prior to being negotiated by management on a case-by-case basis.

29.	Submit Survivor Benefit Compensation Plan to Shareholder Vote (SHP)

We generally will support shareholder proposals as we recognize that offering generous compensation packages that are triggered by the passing of senior executives may help attract qualified officers.

C.	CAPITAL CHANGES AND ANTI-TAKEOVER PROPOSALS

30.	Amend Exclusive Forum Bylaw (SHP)

We will generally oppose proposals that ask the board to repeal the company’s exclusive forum bylaw. Such bylaws require certain legal action against the company to take place in the state of the company’s incorporation. The courts within the state of incorporation are considered best suited to interpret that state’s laws.

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31.	Amend Net Operating Loss (“NOL”) Rights Plans

NOL Rights Plans are established to protect a company’s net operating loss carry forwards and tax credits, which can be used to offset future income. We believe this is a reasonable strategy for a company to employ. Accordingly, we will vote in favor of NOL Rights Plans.

32.	Authorize Share Repurchase

We generally will support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

33.	Blank Check Preferred Stock

Blank check preferred stock proposals authorize the issuance of certain preferred stock at some future point in time and allow the board to establish voting, dividend, conversion and other rights at the time of issuance. While blank check preferred stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a “poison pill” defense or some other entrenchment device. We are concerned that, once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, we generally will oppose this type of proposal.

34.	Corporate Restructurings, Merger Proposals and Spin-Offs

CASE-BY-CASE

Proposals requesting shareholder approval of corporate restructurings, merger proposals and spin-offs are determined on a case-by-case basis. In evaluating these proposals and determining our votes, we are singularly focused on meeting our goal of maximizing long-term shareholder value.

35.	Elimination of Preemptive Rights

CASE-BY-CASE

Preemptive rights allow the shareholders of the company to buy newly issued shares before they are offered to the public in order to maintain their percentage ownership. We believe that, because preemptive rights are an important shareholder right, careful scrutiny must be given to management’s attempts to eliminate them. However, because preemptive rights can be prohibitively expensive to widely held companies, the benefit of such rights will be weighed against the economic effect of maintaining them.

36.	Expensing Stock Options (SHP)

The US generally accepted accounting principles require companies to expense stock options, as do the accounting rules in many other jurisdictions (including those jurisdictions that have adopted IFRS – international financial reporting standards). Hence, we will support shareholder proposals requiring this practice and disclosing information about it.

37.	Fair Price Provisions

A fair price provision in the company’s charter or by laws is designed to ensure that each shareholder’s securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price. Hence, we generally will support it.

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38.	Increase Authorized Common Stock

Generally, we will support proposals to increase the number of shares of common stock authorized for issuance, and generally support proposals to increase the number of shares of preferred stock if they are not inadequate or undisclosed.

39.	Issuance of Equity Without Preemptive Rights

We are generally in favor of issuances of equity without preemptive rights unless there is concern that the issuance will be used in a manner that could hurt shareholder value (e.g., issuing the equity at a discount from the current market price or using the equity to help create a “poison pill” mechanism).

40.	Multi Class Equity Structures

The one share, one vote principle – stating that voting power should be proportional to an investor’s economic ownership – is generally preferred in order to hold the board accountable to shareholders. We will vote for resolutions that seek to maintain or convert to a one-share, one-vote capital structure. We will vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

41.	Net Long Position Requirement

We will support proposals that require the ownership level needed to call a special meeting to be based on the net long position of a shareholder or shareholder group. This standard ensures that a significant economic interest accompanies the voting power.

42.	Reincorporation

These guidelines are designed to protect shareholders’ value in the companies in which our funds invest. To the extent a company’s management is committed and incentivized to maximize shareholder value, we generally will vote in favor of proposals. We may vote against where a proposal is overly dilutive to shareholders value or other interests.

43.	Reincorporation to Another Jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance (SHP)

If a shareholder proposes that a company move to a jurisdiction where majority voting (among other shareholder-friendly conditions) is permitted, we will generally oppose the move notwithstanding the fact that we favor majority voting for directors. Our rationale is that the legal costs, taxes, other expenses and other factors, such as business disruption, in almost all cases would be material and outweigh the benefit of majority voting. If, however, we should find that these costs are not material and/or do not outweigh the benefit of majority voting, we will vote in favor of this kind of proposal. We will evaluate similarly proposals that would require reincorporation in another state to accomplish other changes in corporate governance.

44.	Stock Splits

Stock splits are intended to increase the liquidity of a company’s common stock by lowering the price, thereby making the stock seem more attractive to small investors. We generally will vote in favor of stock split proposals.

45.	Submit Company’s Shareholder Rights Plan to Shareholder Vote (SHP)

Most shareholder rights plans (also known as “poison pills”) permit the shareholders of a target company involved in a hostile takeover to acquire shares of the target company, the acquiring company, or both, at a substantial discount once a “triggering event” occurs. A triggering event is usually a hostile tender offer or the acquisition by an outside party of a certain percentage of the target company’s stock. A shareholder rights plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer. Hence, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote.

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46.	Transferrable Stock Options

These programs allow stock options to be transferred to third parties in exchange for cash or stock. In effect, management becomes insulated from the downside risk of holding a stock option, while the ordinary shareholder remains exposed to downside risk. This insulation may unacceptably remove management’s exposure to downside risk, which significantly misaligns management and shareholder interests. Accordingly, we generally will vote against these.

D.	AUDITOR PROPOSALS

47.	Appointment of Auditors

We believe that the company is in the best position to choose its accounting firm, and we generally will support the management’s recommendation. However, we generally will vote against the auditor if we find a conflict of interests. In addition, we generally will vote against authorizing the audit committee to set the remuneration of such auditors. We will also vote against or abstain due to a lack of disclosure of the name of the auditor while considering local market practice.

48.	Approval of Financial Statements

In some markets, companies are required to submit their financial statements for shareholder approval. This is generally a routine item and, as such, we will vote for the approval of financial statements. We will vote against it if the information is not available in advance of the meeting.

49.	Approval of Internal Statutory Auditors

Some markets (e.g., Japan) require the annual election of internal statutory auditors. Internal statutory auditors have several duties, including supervising management, ensuring compliance with the articles of association and reporting to a company’s board on certain financial issues. In most cases, the election of internal statutory auditors is a routine item, and we will support the management’s nominee.

50.	Separating Auditors and Consultants (SHP)

We believe that a company serves its shareholders’ interests by avoiding potential conflicts of interest that might interfere with an auditor’s independent judgment. SEC rules adopted as a result of the Sarbanes-Oxley Act of 2002 attempted to address these concerns by prohibiting certain services by a company’s independent auditors and requiring additional disclosure of other services. Hence, we will vote for proposals requesting the company to separate auditors and consultants.

E.	SHAREHOLDER ACCESS AND VOTING PROPOSALS

51.	A Shareholder’s Right to Call Special Meetings (SHP)

We recognize the importance of the right of shareholders to remove poorly performing directors, respond to takeover offers and take other actions without having to wait for the next annual meeting. We also believe that encouraging active share ownership among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Accordingly, we will generally support a proposal to call a special meeting.

52.	Adopt Cumulative Voting (SHP)

We believe that a majority vote standard is in the best long-term interest of shareholders. It ensures director accountability via the requirement to be elected by more than half of the votes cast. As such, we will generally oppose proposals requesting the adoption of cumulative voting, which may disproportionately aggregate votes on certain issues or director candidates.

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53.	Adopt Cumulative Voting in Dual Shareholder Class Structures (SHP)

As explained above, we will generally oppose proposals requesting the adoption of cumulative voting.

54.	Early Disclosure of Voting Results (SHP)

These proposals seek to require a company to disclose votes sooner than is required by the local market. In the US, the SEC requires disclosure in the first periodic report filed after the company’s annual meeting which we believe is reasonable. We generally do not support this request.

55.	Limiting a Shareholder’s Right to Call Special Meetings

Companies contend that limitations on shareholders’ rights to call special meetings are needed to prevent minority shareholders from taking control of the company’s agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues, such as the potential sale of the company. Because most states prohibit shareholders from abusing this right, we see no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, we generally will vote against such proposals. In addition, if the board of directors, without shareholder consent, raises the ownership threshold a shareholder must reach before the shareholder can call a special meeting, we will vote against those directors.

56.	Permit a Shareholder’s Right to Act by Written Consent (SHP)

Action by written consent enables a large shareholder or group of shareholders to initiate votes on corporate matters prior to the annual meeting. We believe this is a fundamental shareholder right and, accordingly, will support shareholder proposals seeking to restore this right

.

57.	Proxy Access for Annual Meetings (SHP) (Management)

These proposals allow “qualified shareholders” to nominate directors. We generally will vote in favor of management and shareholder proposal. We will vote against proposals that use requirements including implementation restrictions and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or compete against shareholder proxy access proposals with stricter management proposals on the same ballot.

58.	Reduce Meeting Notification

A reduced notice period speeds up obtaining shareholder approval of additional financing needs and other important matters. Accordingly, we generally will support these proposals.

59.	Shareholder Proponent Engagement Process (SHP)

We believe that proper corporate governance requires that proposals receiving support from a majority of shareholders be considered and implemented by the company. Accordingly, we will support establishing an engagement process between shareholders and management to ensure proponents of majority-supported proposals have an established means of communicating with management.

60.	Supermajority Vote Requirements

A supermajority vote requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than 50%, generally between 60~90%) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation. We generally will oppose these proposals and support shareholder proposals that seek to reinstate the simple majority vote requirement.

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F.	ENVIRONMENTAL, SOCIAL AND DISCLOSURE PROPOSALS

61.	Animal Welfare (SHP)

These proposals may include reporting requests or policy adoption on items such as pig gestation crates and animal welfare in the supply chain. We generally will support shareholder proposals if proposed information has no negative impacts on the benefit to shareholders.

62.	Climate Change (SHP)

Climate change increasingly receives investor attention as a potentially critical and material risk to the sustainability of a wide range of business-specific activities. These proposals may include emissions standards or reduction targets, quantitative goals, and impact assessments. We generally will support these proposals if the proposed information has no negative impacts on the benefit to shareholders.

63.	Charitable Contributions (SHP) (MGMT)

Proposals relating to charitable contributions may be sponsored by either management or shareholders. Management proposals may ask to approve the amount for charitable contributions. We generally will support shareholder proposals if proposed information has no negative impacts on the benefit to shareholders.

64.	Environmental Proposals (SHP)

These proposals can include reporting and policy adoption requests in a wide variety of areas, including, but not limited to, (nuclear) waste, deforestation, packaging and recycling, renewable energy, toxic material, palm oil and water. We generally will support proposals if the proposed information has no negative impacts on the benefit to shareholders.

65.	Genetically Altered or Engineered Food and Pesticides (SHP)

These proposals may include reporting requests on pesticides monitoring/use and Genetically Modified Organism (GMO) as well as GMO labeling. We generally will support shareholder proposals.

66.	Health Proposals (SHP)

These proposals may include reports on pharmaceutical pricing, antibiotic use in the meat supply, and tobacco products. We generally will support shareholder proposals.

67.	Human Rights Policies and Reports (SHP)

These proposals may include reporting requests on human rights risk assessment, humanitarian engagement and mediation policies, working conditions, adopting policies on supply chain worker fees and expanding existing policies in these areas. We recognize that many companies have complex supply chains which have led to increased awareness of supply chain issues as an investment risk. We generally will support shareholder proposals.

68.	Include Sustainability as a Performance Measure (SHP)

We recognize that Environmental, Social and Governance (ESG) factors can affect investment performance, expose potential investment risks and provide an indication of management excellence and leadership. We generally will support proposals.

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69.	Lobbying and Political Spending (SHP)

We generally will vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level. These proposals may increase transparency. Accordingly, we generally will support proposals.

70.	Other Business

In certain jurisdictions, these proposals allow management to act on issues that shareholders may raise at the annual meeting. Because it is impossible to know what issues may be raised, we will vote against these proposals.

71.	Reimbursement of Shareholder Expenses (SHP)

These shareholder proposals would require companies to reimburse the expenses of shareholders who submit proposals that receive a majority of votes cast or the cost of proxy contest expenses. We generally will vote against these proposals.

72.	Sustainability Report (SHP)

We generally will support shareholder proposals calling for reports.

73.	Workplace: Diversity (SHP)

We generally will support shareholder proposals and support proposals requiring a company to amend its Equal Employment Opportunity policies to prohibit workplace discrimination based on sexual orientation and gender ID.

74.	Workplace: Gender Pay Equity (SHP)

We generally will support proposals requiring gender pay metrics.

IV.	AVOIDING CONFLICTS OF INTEREST

We always must act in our clients’ best interests and attempt to avoid any perceived or actual conflicts of interest.

ADHERENCE TO STATED PROXY VOTING POLICIES

We take the responsibility to vote share in our clients’ best interests by maximizing the value of their shares. Votes generally are cast in accordance with this policy.

CONCLUSION

Rayliant is driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund. We believe that there is a strong correlation between sound corporate governance and enhancing shareholder value. We, through the implementation of these guidelines, put this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.

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V.	PROXY VOTING PROCEDURES

A.	VOTE ADMINISTRATION

ProxyEdge (www.proxyedge.com) is a proxy voting platform provided by our custodian bank. Investment Operations should follow the Proxy Voting and Governance Policy to update our decisions into ProxyEdge. And on a monthly basis, a voting summary report should be run and sent to the Legal/Compliance Officer for review.

Our voting records should be kept electronically for at least 7 years unless there’s a special requirement from regulators and customers. The main contact for all issues related to ProxyEdge is ICS.APAC@broadridge.com.

In the case of an issue arising and not covered by the guidelines outlined in this Policy, Investment Operations should escalate and propose the decision by sending the Proxy Voting Form (Appendix B) to the Committee. The Committee should review the form and provide the comments.

B.	SHARE BLOCKING

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. In cases where we want to retain the ability to trade shares, we will abstain from voting for those shares.

We seek to vote all proxies for securities which we have proxy voting authority. However, in some markets administrative issues beyond our control may sometimes prevent us from voting for such proxies. For example, we may receive meeting notices after the cut-off date for voting or without enough time to fully consider the proxy. Similarly, proxy materials for some issuers may not contain disclosure sufficient to arrive at a voting decision, in which cases we will abstain from voting.

C.	LOANED SECURITIES

We will not be able to vote for securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we will request to recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the fund.

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APPENDIX A - PROXY VOTING COMMITTEE MEMBERS

It is the responsibility of the Proxy Voting Committee to approve the Proxy Voting and Governance Policy and review it at least on an annual basis.

In case of an issue not covered by the guidelines outlined in the Policy, Client Services or the Investment Operations should escalate it by sending the completed Proxy Voting Form (Appendix B) to the Committee. The Committee should review the form and provide sign-off or comments.

The Committee include:

●	David Scott – Chief Operating Officer
●	Phillip Wool – Head of Investment Solutions
●	Josh Katz – Head of Compliance
●	Vicky Wan – Head of Investment Operations
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APPENDIX B - PROXY VOTING FORM

To: Proxy Voting Committee

Name of Security : ___________________

Date of Shareholder Meeting: ___________________

1. Short Descriptions of the Proxy Voting (client, mutual fund distributor, etc.):

2. Proposed Voting Decision:

[   ] for

[   ] against

[   ] abstain

Is there an evidence that proposed voting decision is against our view of maximizing long-term shareholder value?

..................................................................................................................................Yes/or No

Committee sign-off:	Date:

I hereby confirm that the proxy voting decision referenced on this form is reasonable.

Compliance sign-off:	Date:

*	Compliance sign-off is required only if the proposed voting decision is against our view of shareholder value.
*	Email sign-off is acceptable.
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APPENDIX C - STATEMENT OF POLICY REGARDING RESPONSIBLE INVESTMENT

PRINCIPLES FOR RESPONSIBLE INVESTMENT, ESG AND SOCIALLY RESPONSIBLE INVESTMENT

1.	Introduction

Rayliant Investment Research (“RIR” or “we”) is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. We have long recognized that environmental, social and governance (“ESG”) issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.

Approach to ESG

Our experience in ESG applications has mostly been in integrating specific ESG principles into the design of an investment strategy. Our engagements generally include incorporating ESG elements selected by our partners who have specific ESG directives. This work is done by our research team in close collaboration with our clients. We first determine our clients’ ESG objectives and then configure our multi-factor quantamental approach to provide the highest possible risk-adjusted returns while fulfilling their stated ESG portfolio purpose.

Often our clients provide negative and/or positive stock screens to the targeted investment universes. In addition, desired ESG factors could be incorporated into our investment process at the signal generation or portfolio construction levels. Our goal is to provide client solutions that deliver the highest possible risk-adjusted returns whilst fulfilling clients’ ESG obligations.

One area of responsible investment that is a mainstay of our investment strategies is our attention to governance factors that represent accounting and investment conservatism. For example, we look at accounting conservatism which seeks to uncover firms that engage in accounting manipulation and fraud. Another factor we incorporate into our investment process is investment conservatism. This assessment leads to removing or underweighting firms whose management is engaging in unproductive empire building at the expense of the best long-term growth opportunities of the company.

2.	Commitment to the PRI (Principles for Responsible Investment)

In recent years, we have gained greater clarity on how the PRI initiative, and We acknowledge these developments and are working towards becoming a PRI signatory.

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PART C

OTHER INFORMATION

Item 28. Exhibits.

(a)	(1) Certificate of Trust dated January 24, 2025, as filed with the State of Delaware on January 24, 2025, for Rayliant Funds Trust (the “Registrant” or “Trust”).(1)

(2) Registrant’s Agreement and Declaration of Trust dated March 31, 2025.(3)

(b)	Registrant’s By-Laws.(3)

(c)	Not applicable.

(d)	Investment Advisory Agreement between Registrant and Rayliant Investment Research.(3)

(e)	ETF Distribution Agreement between Registrant and Northern Lights Distributors, LLC.(3)

(f)	Not applicable.

(g)	Custodian and Transfer Agent Agreement between the Registrant and Brown Brothers Harriman & Co.(3)

(h)	(1) ETF Master Services Agreement between Registrant and Ultimus Fund Solutions, LLC.(3)

(2) ETF Consulting Agreement between Registrant and Northern Lights Compliance Services, LLC.(3)

(i)	(1) Legal Opinion of Thompson Hine LLP.(3)

(j)	Consent of Independent Registered Public Accounting Firm.(3)

(k)	Omitted Financial Statements. None.

(l)	Initial Capital Agreement between the Registrant and Rayliant Investment Research.(3)

(m)	Rule 12b-1 Distribution and Service Plan.(3)

(n)	None.

(o)	Reserved.

(p)	(1) Code of Ethics of Registrant.(3)

(2) Code of Ethics of Northern Lights Distributors, LLC.(3)

(3) Code of Ethics of Rayliant Investment Research.(3)

(q)	Power of Attorney.

(1) Power of Attorney for John Hyland.(2)

(2) Power of Attorney for Laura V. Morrison.(2)

(1)	Filed as an exhibit to Registrant’s Registration Statement on March 21, 2025.
(2)	Filed as an exhibit to Registrant’s Registration Statement on July 14, 2025.
(3)	Filed herewith.

Item 29. Control Persons. None.

Item 30. Indemnification.

Generally, certain of the agreements with the Trust, or related to the Trust, provide indemnification of the Trust’s Trustees, officers, the underwriter, and certain Trust affiliates. Insurance carried by the Trust provides indemnification of the Trustees and officers. The details of these sources of indemnification and insurance follow.

Pursuant to Section 6.5 of the Agreement and Declaration of Trust (the “Declaration”), every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (“Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided under the Declaration to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Delaware law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Nothing in the Declaration indemnifies, holds harmless or protects any officer or trustee against liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Pursuant to the ETF Distribution Agreement between the Trust and Northern Lights Distributors, LLC (“NLD”), the Trust agrees to indemnify, defend and hold NLD, its several officers and managers, and any person who controls NLD within the meaning of Section 15 of the Securities Act free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which NLD, its officers and managers, or any such controlling persons, may incur under the Securities Act, the 1940 Act, or common law or otherwise, arising out of or based upon: (i) any untrue statement, or alleged untrue statement, of a material fact required to be stated in either any Registration Statement or any Prospectus,  (ii) the breach of any representations, warranties or obligations set forth in the Underwriting Agreement, (iii) any omission, or alleged omission, to state a material fact required to be stated in any Registration Statement or any Prospectus or necessary to make the statements in any of them not misleading, (iv) the Trust’s  failure to maintain an effective Registration statement and Prospectus with respect to Shares of the Funds that are the subject of the claim or demand, (v) the Trust’s failure to provide NLD with advertising or sales materials to be filed with the FINRA on a timely basis, (vi) the Trust’s failure to properly register Fund Shares under applicable state laws, or (vii) reasonable actions taken by NLD resulting from NLD’s reliance on instructions received from an officer, agent or legal counsel of the Trust.

Pursuant to the ETF Distribution Agreement, NLD agrees to indemnify, defend and hold the Trust, its several officers and Board members, and any person who controls the Trust within the meaning of Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which the Trust, its officers or Board members, or any such controlling person, may incur under the Securities Act, the 1940 Act, or under common law or otherwise, but only to the extent that such liability or expense incurred by the Trust, its officers or Board members, or such controlling person results from such claims or demands: (i) arising out of or based upon any sales literature, advertisements, information, statements or representations made by NLD and unauthorized by the Trust or any Disqualifying Conduct in connection with the offering and sale of any Shares, or (ii) arising out of or based upon any untrue, or alleged untrue, statement of a material fact contained in information furnished in writing by NLD to the Fund  specifically for use in the Trust’s  Registration Statement and used in the answers to any of the items of the Registration Statement or in the corresponding statements made in the Prospectus, or shall arise out of or be based upon any omission, or alleged omission, to state a material fact in connection with such information furnished in writing by NLD to the Trust  and required to be stated in such answers or necessary to make such information not misleading.

Pursuant to the ETF Consulting Agreement (“Consulting Agreement”) with Northern Lights Compliance Services, LLC (NLCS), the Trust agrees to indemnify and hold NLCS and each of its managers, directors, officers, employees, agents and any person who controls NLCS within the meaning of Section 15 of the Securities Act harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liabilities arising out of or attributable to: (i) the Trust’s breach of any obligation, representation, warranty, term or condition of this Agreement, (ii) the Trust’s lack of good faith, gross negligence or willful misconduct with respect to the Trust’s performance under or in connection with this Agreement, (iii) any untrue statement, or alleged untrue statement, of a material fact or any omission, or alleged omission, to state a material fact required to be stated, in any registration statement or prospectus of any Fund, or (iv) all reasonable actions taken by NLCS hereunder in good faith without gross negligence, willful misconduct or reckless disregard of its duties. The Trust agrees to cover NLCS legal fees as they are incurred in accordance with its indemnification obligations hereunder. NLCS shall not be liable for, and shall be entitled to rely upon, and may act upon information, records and reports generated by the Trust, advice of the Trust, or of counsel for the Trust and upon statements of the Trust’s independent accountants, and shall be without liability for any action reasonably taken or omitted pursuant to such records and reports or advice; provided that such action is not, to the knowledge of NLCS, in violation of applicable federal or state laws or regulations, and, provided further, that such action is taken without gross negligence, bad faith, willful misconduct or reckless disregard of its duties. The Trust shall hold NLCS harmless in regard to any liability incurred by reason of the inaccuracy of such information provided by the Trust any Fund or their Service Providers or for any action reasonably taken or omitted in good faith reliance on such information.

Additionally, and without limiting the Trust’s indemnification obligations under this, to the extent that the Chief Compliance Officer or AMLO incur any liability in connection with the performance of their duties under this Agreement, they shall be covered under the Directors and Officers Errors and Omissions insurance policy of the Trust, in accordance with the terms therein and the deductibles applicable to such policy shall be paid by the Trust.

Pursuant to the Consulting Agreement, NLCS agrees to indemnify and hold the Trust and each of its trustees, officers, employees, agents, and any person who controls the Trust within the meaning of Section 15 of the Securities Act harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liabilities arising out of or attributable to NLCS’s refusal or failure to comply with the terms of this Agreement, or which arise out of NLCS’s lack of good faith, gross negligence or willful misconduct with respect to NLCS’s performance under or in connection with this Consulting Agreement; provided, however, that in no event shall NLCS be liable to indemnify the Trust for: (i) indirect, exemplary, incidental, special or consequential damages or costs, including loss of profit or goodwill, whether foreseeable or not, even if NLCS has been advised of the possibility of such damages; (ii) penalties, interest, fines, assessments, or taxes assessed by a governing, regulatory or taxing authority against the Trust; (iii) third party claims against the Trust or any Fund; or (iv) damages to the extent they arise because the Trust has failed to perform its responsibilities under the Consulting Agreement, or the Trust, any Fund, or any Service Provider contributed or acted as an intervening cause.

Item 31. Business and Other Connections of Investment Adviser.

See “Management” in the Statement of Additional Information. Information as to the directors and officers of the Adviser is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.

Item 32. Principal Underwriter.

(a) Northern Lights Funds, LLC serves as the principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended: Listed Funds Trust and Manager Directed Portfolios

(b) NLD is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The principal business address of NLD is 4221 North 203rd St., Suite 100, Elkhorn, NE  68022 NLD is an affiliate of Ultimus Fund Solutions, LLC. Both NLD and Ultimus Fund Solutions, LLC are under common ownership of The Ultimus Fund Group, LLC. To the best of Registrant’s knowledge, the following are the members and officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
Kevin Guerette	President	None
Stephen Preston	Treasurer, Chief Compliance Officer, Finance and Operations Principal, and AML Compliance Officer	None
William J. Strait	Manager, Secretary, and General Counsel	None

(c) Not Applicable. No underwriting commissions are paid in connection with the sale of Registrant’s Shares.

Item 33. Location of Accounts and Records.

All accounts, books and documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 thereunder are maintained at the office of the Registrant, Adviser, Principal Underwriter, Transfer Agent, Fund Accountant, Administrator and Custodian at the addresses stated in the SAI.

Rayliant Investment Research 5140 Birch Street, Suite 300, Newport Beach, CA 92660, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Rayliant-ChinaAMC Transformative China Tech ETF.

Item 34. Management Services. Not applicable.

Item 35. Undertakings. Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newport Beach, and State of California, on the 12th day of September, 2025.

Rayliant Funds Trust

By:	/s/ David B. Scott
/s/ David B. Scott

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities indicated on the dates indicated.

Signature	Title	Date
/s/ David B. Scott	President, Trustee, Principal Executive Officer, and Principal Financial Officer	September 12, 2025
David B. Scott

John Hyland*	Trustee

Laura V. Morrison*	Trustee

By:	/s/Andrew Davalla
Andrew Davalla
Date: September 12, 2025
*Pursuant to Powers of Attorney

EXHIBIT INDEX

Exhibit	Exhibit No.
Agreement and Declaration of Trust	(a)(2)
Bylaws	(b)
Investment Advisory Agreement between the Registrant and Rayliant Investment Research	(d)
ETF Distribution Agreement between the Registrant and Northern Lights Distributors, LLC	(e)
Custodian and Transfer Agent Agreement between the Registrant and Brown Brothers Harriman & Co.	(g)
ETF Master Services Agreement between Registrant and Ultimus Fund Solutions, LLC	(h)(1)
ETF Consulting Agreement between Registrant and Northern Lights Compliance Services, LLC	(h)(2)
Legal Opinion of Thompson Hine LLP	(i)(1)
Consent of Independent Registered Public Accounting Firm	(j)
Initial Capital Agreement between the Registrant and Rayliant Investment Research	(l)
Rule 12b-1 Distribution and Service Plan	(m)
Code of Ethics of Registrant	(p)(1)
Code of Ethics of Northern Lights Distributors, LLC	(p)(2)
Code of Ethics of Rayliant Investment Research	(p)(3)